(Multicurrency-Cross Border)

                                                       ISDA®
                                   International Swap Dealers Association, Inc.

                                                 MASTER AGREEMENT

                                             dated as of May 30, 2007

                                                                                    WELLS FARGO BANK, N.A., not in its individual or corporate capacity but
                     CREDIT SUISSE INTERNATIONAL                                        solely as Supplemental Interest Trust Trustee on behalf of the
                                                                          and         Supplemental Interest Trust created under the Pooling and Servicing
                                                                                            Agreement for the Adjustable Rate Mortgage Trust 2007-2
               _______________________________________                                            _________________________________________
                             ("Party A")                                                                         ("Party B")

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

1.       Interpretation

(a)      Definitions.  The  terms  defined  in  Section  14 and in the  Schedule  will  have the  meanings  therein specified for the purpose of this Master Agreement.

(b)      Inconsistency.  In the event of any  inconsistency  between the  provisions  of the Schedule and the other provisions  of this Master  Agreement,  the Schedule will prevail.  In the event of any  inconsistency  between the provisions of any Confirmation and this Master Agreement  (including the Schedule),  such Confirmation will prevail for the purpose of the relevant Transaction.

(c)      Single  Agreement.  All  Transactions  are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.       Obligations

(a)      General Conditions.

         (i)  Each party will make each  payment  or  delivery  specified  in each  Confirmation  to be made by it, subject to the other provisions of this Agreement.

         (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant  Confirmation or otherwise pursuant to this Agreement,  in freely transferable  funds and in the manner  customary for payments in the required  currency.  Where settlement is by delivery  (that is, other than by payment),  such  delivery will be made for receipt on the due date in the  manner  customary  for  the  relevant  obligation  unless  otherwise  specified  in  the  relevant
         Confirmation or elsewhere in this Agreement.

         (iii)    Each obligation of each party under Section 2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,  (2) the condition  precedent that no Early Termination Date in respect of the relevant
         Transaction  has  occurred  or  been  effectively  designated  and (3)  each  other  applicable  condition precedent specified in this Agreement.

(b)      Change of  Account.  Either  party may change its  account  for  receiving a payment or delivery by giving notice to the other  party at least  five  Local  Business  Days  prior to the  scheduled  date for the  payment or delivery to which such change  applies  unless such other party gives timely  notice of a  reasonable  objection to such change.

(c)      Netting.  If on any date amounts would otherwise be payable:-

         (i)      in the same currency; and

         (ii)     in respect of the same Transaction,

by each party to the other,  then,  on such date,  each party's  obligation to make payment of any such amount will be  automatically  satisfied and discharged and, if the aggregate  amount that would otherwise have been payable by one party exceeds the aggregate  amount that would  otherwise have been payable by the other party,  replaced by an obligation  upon the party by whom the larger  aggregate  amount  would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more  Transactions  that a net amount will be  determined  in respect of all amounts  payable on the same date in the same currency in respect of such  Transactions,  regardless of whether such  amounts  are  payable in respect of the same  Transaction.  The  election  may be made in the  Schedule  or a
Confirmation  by specifying that  subparagraph  (ii) above will not apply to the  Transactions  identified as being subject to the election,  together with the starting date (in which case  subparagraph (ii) above will not, or will cease to, apply to such  Transactions  from such date).  This election may be made separately for different  groups of  Transactions  and will apply  separately to each pairing of Offices  through which the parties make and receive payments or deliveries.

(d)      Deduction or Withholding for Tax.

         (i)      Gross-Up.  All payments  under this  Agreement  will be made without any deduction or withholding for or on account of any Tax unless such deduction or  withholding  is required by any applicable  law, as modified by the practice of any relevant  governmental  revenue  authority,  then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

                  (1) promptly notify the other party ("Y") of such requirement;

                  (2) pay to the  relevant  authorities  the  full  amount  required  to be  deducted  or  withheld
                  (including the full amount  required to be deducted or withheld from any  additional  amount paid by X to Y under this  Section 2(d))  promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                  (3) promptly  forward to Y an  official  receipt (or a certified  copy),  or other  documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                  (4) if such Tax is an  Indemnifiable  Tax,  pay to Y, in  addition  to the  payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually  received by Y (free and clear of Indemnifiable  Taxes,  whether assessed against  X or Y) will  equal the full  amount Y would  have  received  had no such  deduction  or withholding been required.  However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:-

                      (A)   the failure by Y to comply with or perform any agreement contained in
                      Section 4(a)(i), 4(a)(iii) or 4(d); or

                      (B)   the failure of a  representation  made by Y pursuant to Section 3(f) to be accurate and true unless such  failure  would not have  occurred  but for (I) any action taken by a taxing authority, or brought in a court of competent  jurisdiction,  on or after the date on which a
                      Transaction  is entered  into  (regardless  of whether  such action is taken or brought  with respect to a party to this Agreement) or (II) a Change in Tax Law.

         (ii)     Liability.  If:-

                  (1) X is  required  by  any  applicable  law,  as  modified  by  the  practice  of  any  relevant governmental  revenue  authority,  to make any  deduction  or  withholding  in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                  (2) X does not so deduct or withhold; and

                  (3) a liability resulting from such Tax is assessed directly against X,

         then,  except to the extent Y has satisfied or then  satisfies the  liability  resulting  from such Tax, Y will promptly pay to X the amount of such  liability  (including any related  liability for interest,  but including  any  related  liability  for  penalties  only if Y has  failed to comply  with or  perform  any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e)      Default  Interest;  Other  Amounts.  Prior  to  the  occurrence  or  effective  designation  of  an  Early
Termination  Date in respect of the relevant  Transaction,  a party that defaults in the performance of any payment obligation  will, to the extent  permitted by law and subject to Section 6(c), be required to pay interest  (before as well as after  judgment)  on the  overdue  amount to the other  party on  demand  in the same  currency  as such overdue  amount,  for the period from (and including) the original due date for payment to (but excluding) the date of actual  payment,  at the Default Rate.  Such interest will be calculated on the basis of daily  compounding  and the actual number of days elapsed.  If, prior to the occurrence or effective  designation  of an Early  Termination
Date in respect of the relevant  Transaction,  a party defaults in the performance of any obligation required to be settled  by  delivery,  it will  compensate  the other  party on demand if and to the  extent  provided  for in the relevant Confirmation or elsewhere in this Agreement.

3.       Representations

Each party  represents  to the other party  (which  representations  will be deemed to be repeated by each party on each date on which a Transaction  is entered into and, in the case of the  representations  in Section 3(f), at all times until the termination of this Agreement) that:-

(a)      Basic Representations.

         (i)      Status.  It is duly  organised and validly  existing  under the laws of the  jurisdiction  of its organisation or incorporation and, if relevant under such laws, in good standing;

         (ii)     Powers.  It has the power to execute  this  Agreement  and any other  documentation  relating  to this Agreement to which it is a party, to deliver this Agreement and any other  documentation  relating to this  Agreement  that it is required by this  Agreement  to deliver and to perform its  obligations  under this Agreement and any  obligations  it has under any Credit  Support  Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

         (iii)    No Violation or Conflict.  Such  execution,  delivery and  performance do not violate or conflict with any law  applicable to it, any provision of its  constitutional  documents,  any order or judgment of any  court  or other  agency  of  government  applicable  to it or any of its  assets  or any  contractual restriction binding on or affecting it or any of its assets;

         (iv)     Consents.  All  governmental  and other  consents  that are required to have been  obtained by it with respect to this  Agreement or any Credit  Support  Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

         (v)      Obligations  Binding.  Its  obligations  under this Agreement and any Credit Support  Document to which it is a party constitute its legal,  valid and binding  obligations,  enforceable in accordance with their  respective  terms  (subject to applicable  bankruptcy,  reorganisation,  insolvency,  moratorium or similar laws  affecting  creditors'  rights  generally  and subject,  as to  enforceability,  to equitable principles of general  application  (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(b)      Absence  of  Certain  Events.  No Event of Default or  Potential  Event of Default  or, to its  knowledge,
Termination  Event with respect to it has occurred and is continuing and no such event or circumstance  would occur as a result of its  entering  into or  performing  its  obligations  under this  Agreement  or any  Credit  Support
Document to which it is a party.

(c)      Absence of  Litigation.  There is not pending or, to its  knowledge,  threatened  against it or any of its
Affiliates any action,  suit or proceeding at law or in equity or before any court,  tribunal,  governmental  body, agency or official or any arbitrator that is likely to affect the legality,  validity or enforceability  against it of this Agreement or any Credit Support  Document to which it is a party or its ability to perform its  obligations under this Agreement or such Credit Support Document.

(d)      Accuracy of  Specified  Information.  All  applicable  information  that is  furnished in writing by or on behalf of it to the other party and is  identified  for the purpose of this  Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e)      Payer Tax  Representation.  Each  representation  specified  in the  Schedule  as being made by it for the purpose of this Section 3(e) is accurate and true.

(f)      Payee Tax  Representations.  Each  representation  specified  in the  Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.       Agreements

Each  party  agrees  with the  other  that,  so long as  either  party has or may have any  obligation  under  this
Agreement or under any Credit Support Document to which it is a party:-

(a)      Furnish  Specified  Information.  It  will  deliver  to  the  other  party  or,  in  certain  cases  under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:

         (i)   any forms,  documents  or  certificates  relating  to  taxation  specified  in the  Schedule  or any
         Confirmation;

         (ii)  any other documents specified in the Schedule or any Confirmation; and

         (iii) upon  reasonable  demand  by such  other  party,  any  form or  document  that  may be  required  or reasonably  requested  in writing in order to allow such other  party or its Credit  Support  Provider  to make a payment under this Agreement or any applicable  Credit  Support  Document  without any deduction or withholding  for or on account of any Tax or with such  deduction  or  withholding  at a reduced  rate (so long as the  completion,  execution or submission of such form or document would not materially  prejudice the legal or commercial  position of the party in receipt of such demand),  with any such form or document to be accurate and completed in a manner  reasonably  satisfactory  to such other party and to be executed and to be delivered with any reasonably required certification,

in each case by the date  specified  in the  Schedule or such  Confirmation  or, if none is  specified,  as soon as reasonably practicable.

(b)      Maintain  Authorisations.  It will use all  reasonable  efforts to  maintain  in full force and effect all consents of any  governmental  or other  authority  that are  required  to be  obtained by it with  respect to this
Agreement or any Credit Support  Document to which it is a party and will use all reasonable  efforts to obtain any that may become necessary in the future.

(c)      Comply with Laws.  It will comply in all material  respects with all  applicable  laws and orders to which it may be subject if failure so to comply  would  materially  impair its ability to perform its  obligations  under this Agreement or any Credit Support Document to which it is a party.

(d)      Tax  Agreement.  It will give notice of any failure of a  representation  made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e)      Payment of Stamp Tax.  Subject  to Section  11, it will pay any Stamp Tax levied or imposed  upon it or in respect  of its  execution  or  performance  of this  Agreement  by a  jurisdiction  in which  it is  incorporated, organised,  managed and  controlled,  or considered to have its seat, or in which a branch or office  through which it is acting for the purpose of this Agreement is located ("Stamp Tax  Jurisdiction")  and will indemnify the other party  against any Stamp Tax levied or imposed  upon the other party or in respect of the other  party's  execution or  performance  of this Agreement by any such Stamp Tax  Jurisdiction  which is not also a Stamp Tax  Jurisdiction with respect to the other party.

5.       Events of Default and Termination Events

(a)      Events of  Default.  The  occurrence  at any time with  respect to a party or, if  applicable,  any Credit
Support  Provider of such party or any Specified  Entity of such party of any of the following  events  constitutes an event of default (an "Event of Default") with respect to such party:-

         (i)  Failure  to Pay or  Deliver.  Failure  by the  party  to make,  when  due,  any  payment  under  this
         Agreement  or delivery  under  Section  2(a)(i) or 2(e)  required to be made by it if such  failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

         (ii) Breach of  Agreement.  Failure by the party to comply with or perform  any  agreement  or  obligation
         (other than an obligation to make any payment under this  Agreement or delivery  under Section  2(a)(i) or
         2(e) or to give notice of a  Termination  Event or any  agreement or  obligation  under  Section  4(a)(i),
         4(a)(iii)  or 4(d)) to be complied  with or performed by the party in  accordance  with this  Agreement if such failure is not remedied on or before the  thirtieth  day after notice of such failure is given to the party;

         (iii)    Credit Support Default.

              (1) Failure by the party or any Credit  Support  Provider of such party to comply with or perform any agreement  or  obligation  to be  complied  with or  performed  by it in  accordance  with any Credit
              Support Document if such failure is continuing after any applicable grace period has elapsed;

              (2) the expiration or  termination of such Credit Support  Document or the failing or ceasing of such
              Credit  Support  Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance  with its terms) prior to the  satisfaction  of all obligations of such party  under each  Transaction  to which such Credit  Support  Document  relates  without the written consent of the other party; or

                  (3) the party or such Credit Support Provider  disaffirms,  disclaims,  repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

         (iv) Misrepresentation.  A  representation  (other than a  representation  under Section 3(e) or (f)) made or repeated or deemed to have been made or  repeated by the party or any Credit  Support  Provider of such party in this  Agreement or any Credit  Support  Document  proves to have been  incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

         (v)  Default under  Specified  Transaction.  The party,  any Credit Support  Provider of such party or any applicable  Specified  Entity of such party (1) defaults under a Specified  Transaction  and, after giving effect  to any  applicable  notice  requirement  or grace  period,  there  occurs  a  liquidation  of,  an acceleration of obligations under, or an early termination of, that Specified  Transaction,  (2) defaults, after  giving  effect to any  applicable  notice  requirement  or grace  period,  in making any payment or delivery due on the last payment,  delivery or exchange date of, or any payment on early  termination  of, a Specified  Transaction (or such default  continues for at least three Local Business Days if there is no applicable notice  requirement or grace period) or (3) disaffirms,  disclaims,  repudiates or rejects,  in whole or in part, a Specified  Transaction  (or such action is taken by any person or entity  appointed or empowered to operate it or act on its behalf);

         (vi) Cross  Default.  If "Cross  Default" is  specified  in the  Schedule  as  applying to the party,  the occurrence or existence of (1) a default, event of default or other similar condition or event (however described)  in respect  of such  party,  any  Credit  Support  Provider  of such  party or any  applicable
         Specified  Entity  of such  party  under one or more  agreements  or  instruments  relating  to  Specified
         Indebtedness of any of them  (individually  or  collectively)  in an aggregate amount of not less than the applicable  Threshold  Amount  (as  specified  in the  Schedule)  which  has  resulted  in such  Specified
         Indebtedness  becoming,  or becoming  capable at such time of being  declared,  due and payable under such agreements or  instruments,  before it would  otherwise have been due and payable or (2) a default by such party,  such Credit Support  Provider or such Specified  Entity  (individually  or collectively) in making one or more  payments  on the due date  thereof  in an  aggregate  amount of not less than the  applicable
         Threshold  Amount under such  agreements or  instruments  (after giving  effect to any  applicable  notice requirement or grace period);

         (vii)    Bankruptcy.  The party,  any Credit Support  Provider of such party or any  applicable  Specified
         Entity of such party:-

               (1)is  dissolved  (other than  pursuant to a  consolidation,  amalgamation  or merger);  (2) becomes insolvent  or is unable to pay its debts or fails or admits in writing its  inability  generally  to pay its debts as they become due; (3) makes a general  assignment,  arrangement or composition  with or for the benefit of its  creditors;  (4)  institutes  or has  instituted  against it a  proceeding seeking a  judgment  of  insolvency  or  bankruptcy  or any other  relief  under any  bankruptcy  or insolvency  law or other similar law  affecting  creditors'  rights,  or a petition is presented for its winding-up or  liquidation,  and, in the case of any such  proceeding or petition  instituted or presented  against  it, such  proceeding  or petition  (A)  results in a judgment of  insolvency  or bankruptcy  or the entry of an order  for  relief or the  making of an order for its  winding-up  or liquidation  or (B) is not dismissed,  discharged,  stayed or restrained in each case within 30 days of the  institution  or  presentation  thereof;  (5) has a  resolution  passed  for its  winding-up, official  management  or  liquidation  (other than  pursuant  to a  consolidation,  amalgamation  or merger);  (6)  seeks  or  becomes  subject  to  the  appointment  of an  administrator,  provisional liquidator,  conservator,  receiver,  trustee, custodian or other similar official for it or for all or  substantially  all its assets;  (7) has a secured party take possession of all or  substantially all its assets or has a  distress,  execution,  attachment,  sequestration  or other  legal  process levied,  enforced or sued on or against all or  substantially  all its assets and such secured party maintains possession,  or any such process is not dismissed,  discharged,  stayed or restrained,  in each case  within 30 days  thereafter;  (8) causes or is  subject  to any event  with  respect to it which,  under the applicable laws of any jurisdiction,  has an analogous effect to any of the events specified  in  clauses  (1) to (7)  (inclusive);  or (9) takes  any  action  in  furtherance  of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

         (viii)   Merger Without  Assumption.  The party or any Credit Support Provider of such party  consolidates or  amalgamates  with,  or merges  with or into,  or  transfers  all or  substantially  all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

               (1) the  resulting,  surviving  or  transferee  entity fails to assume all the  obligations  of such party or such Credit Support  Provider under this Agreement or any Credit Support  Document to which it or its  predecessor  was a party by  operation  of law or  pursuant  to an  agreement  reasonably satisfactory to the other party to this Agreement; or

               (2) the benefits of any Credit  Support  Document  fail to extend  (without the consent of the other party) to the  performance  by such  resulting,  surviving or transferee  entity of its  obligations under this Agreement.

(b)      Termination  Events.  The  occurrence  at any time with respect to a party or, if  applicable,  any Credit
Support  Provider of such party or any Specified  Entity of such party of any event specified below  constitutes an
Illegality  if the event is  specified  in (i) below,  a Tax Event if the event is specified in (ii) below or a Tax
Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

Upon Merger if the event is specified  pursuant to (iv) below or an  Additional  Termination  Event if the event is specified pursuant to (v) below:-

         (i)      Illegality.  Due to the  adoption  of, or any  change in,  any  applicable  law after the date on which a Transaction is entered into, or due to the promulgation  of, or any change in, the  interpretation by any court,  tribunal or regulatory  authority with competent  jurisdiction  of any applicable law after such  date,  it becomes  unlawful  (other  than as a result of a breach by the party of Section  4(b)) for such party (which will be the Affected Party):-

                  (1) to  perform  any  absolute  or  contingent  obligation  to make a payment or  delivery  or to receive  a payment  or  delivery  in  respect  of such  Transaction  or to comply  with any other material provision of this Agreement relating to such Transaction; or

                  (2) to perform,  or for any Credit Support  Provider of such party to perform,  any contingent or other obligation  which the party (or such Credit Support  Provider) has under any Credit Support
                  Document relating to such Transaction;

         (ii)     Tax  Event.  Due to (x) any  action  taken  by a  taxing  authority,  or  brought  in a court  of competent  jurisdiction,  on or after the date on which a  Transaction  is  entered  into  (regardless  of whether  such action is taken or brought  with  respect to a party to this  Agreement)  or (y) a Change in
         Tax Law, the party (which will be the Affected  Party) will, or there is a substantial  likelihood that it will,  on the  next  succeeding  Scheduled  Payment  Date (1) be  required  to pay to the  other  party an additional  amount in respect  of an  Indemnifiable  Tax under  Section  2(d)(i)(4)  (except in respect of interest  under Section 2(e),  6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest  under  Section 2(e),
         6(d)(ii) or 6(e)) and no  additional  amount is  required to be paid in respect of such Tax under  Section
         2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

         (iii)    Tax Event  Upon  Merger.  The party  (the  "Burdened  Party")  on the next  succeeding  Scheduled
         Payment Date will either (1) be required to pay an additional  amount in respect of an  Indemnifiable  Tax under Section  2(d)(i)(4)  (except in respect of interest  under  Section  2(e),  6(d)(ii) or 6(e)) or (2)
         receive  a  payment  from  which  an  amount  has been  deducted  or  withheld  for or on  account  of any
         Indemnifiable  Tax in respect of which the other party is not required to pay an additional  amount (other than by reason of Section  2(d)(i)(4)(A)  or (B)), in either case as a result of a party  consolidating or amalgamating  with,  or merging with or into,  or  transferring  all or  substantially  all its assets to, another  entity  (which  will be the  Affected  Party)  where such  action  does not  constitute  an event described in Section 5(a)(viii);

         (iv)     Credit  Event  Upon  Merger.  If "Credit  Event Upon  Merger" is  specified  in the  Schedule  as applying to the party,  such party ("X"),  any Credit Support  Provider of X or any  applicable  Specified
         Entity of X consolidates  or amalgamates  with, or merges with or into, or transfers all or  substantially all its assets to,  another  entity and such  action does not  constitute  an event  described  in Section
         5(a)(viii)  but the  creditworthiness  of the  resulting,  surviving or  transferee  entity is  materially weaker  than that of X,  such  Credit  Support  Provider  or such  Specified  Entity,  as the case may be, immediately  prior to such action (and, in such event, X or its successor or transferee,  as  appropriate, will be the Affected Party); or

         (v)      Additional  Termination  Event.  If  any  "Additional  Termination  Event"  is  specified  in the
         Schedule or any  Confirmation as applying,  the occurrence of such event (and, in such event, the Affected
         Party or Affected Parties shall be as specified for such Additional  Termination  Event in the Schedule or such Confirmation).

(c)      Event of Default and  Illegality.  If an event or circumstance  which would  otherwise  constitute or give rise to an Event of Default  also  constitutes  an  Illegality,  it will be treated as an  Illegality  and will not constitute an Event of Default.

6. Early Termination

(a)      Right to  Terminate  Following  Event of  Default.  If at any time an Event of Default  with  respect to a party (the "Defaulting Party") has occurred and is then continuing,  the other party (the  "Non-defaulting  Party")
may, by not more than 20 days notice to the Defaulting  Party  specifying the relevant Event of Default,  designate a day not  earlier  than  the day  such  notice  is  effective  as an  Early  Termination  Date in  respect  of all outstanding  Transactions.  If, however,  "Automatic Early Termination" is specified in the Schedule as applying to a party,  then an Early  Termination Date in respect of all outstanding  Transactions  will occur  immediately upon the occurrence with respect to such party of an Event of Default specified in Section  5(a)(vii)(1),  (3), (5), (6)
or, to the  extent  analogous  thereto,  (8),  and as of the time  immediately  preceding  the  institution  of the relevant  proceeding or the  presentation  of the relevant  petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)      Right to Terminate Following Termination Event.

         (i)      Notice. If a Termination  Event occurs,  an Affected Party will,  promptly upon becoming aware of it,  notify  the  other  party,  specifying  the  nature  of that  Termination  Event  and  each  Affected
         Transaction  and will also give such other  information  about that  Termination  Event as the other party may reasonably require.

         (ii)     Transfer to Avoid  Termination  Event. If either an Illegality under Section  5(b)(i)(1) or a Tax
         Event occurs and there is only one Affected  Party,  or if a Tax Event Upon Merger occurs and the Burdened
         Party is the Affected  Party,  the Affected  Party will, as a condition to its right to designate an Early
         Termination  Date under Section  6(b)(iv),  use all reasonable  efforts (which will not require such party to incur a loss,  excluding  immaterial,  incidental  expenses) to transfer  within 20 days after it gives notice  under  Section  6(b)(i)  all its rights and  obligations  under this  Agreement  in respect of the
         Affected  Transactions  to another of its Offices or Affiliates so that such  Termination  Event ceases to exist.

         If the  Affected  Party is not able to make such a transfer it will give notice to the other party to that effect  within such 20 day  period,  whereupon  the other party may effect such a transfer  within 30 days after the notice is given under Section 6(b)(i).

         Any such  transfer by a party under this  Section  6(b)(ii)  will be subject to and  conditional  upon the prior  written  consent of the other  party,  which  consent  will not be withheld  if such other  party's policies in effect at such time would  permit it to enter into  transactions  with the  transferee  on the terms proposed.

         (iii)    Two  Affected  Parties.  If an  Illegality  under  Section  5(b)(i)(1)  or a Tax Event occurs and there are two Affected  Parties,  each party will use all reasonable  efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

         (iv)     Right to Terminate.  If:-

                  (1) a transfer under Section  6(b)(ii) or an agreement under  Section 6(b)(iii),  as the case may be, has not been  effected  with  respect to all  Affected  Transactions  within 30 days after an
                  Affected Party gives notice under Section 6(b)(i); or

                  (2) an  Illegality  under  Section  5(b)(i)(2),  a Credit  Event  Upon  Merger  or an  Additional
                  Termination  Event occurs,  or a Tax Event Upon Merger  occurs and the Burdened  Party is not the
                  Affected Party,

         either  party in the case of an  Illegality,  the  Burdened  Party in the case of a Tax Event Upon Merger, any Affected  Party in the case of a Tax Event or an  Additional  Termination  Event if there is more than one  Affected  Party,  or the party  which is not the  Affected  Party in the case of a Credit  Event Upon
         Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing,  designate a day not earlier  than the day such notice is  effective  as an Early  Termination
         Date in respect of all Affected Transactions.

(c)      Effect of Designation.

         (i)      If notice  designating an Early  Termination  Date is given under  Section 6(a) or (b), the Early
         Termination  Date will occur on the date so  designated,  whether or not the relevant  Event of Default or
         Termination Event is then continuing.

         (ii)     Upon the occurrence or effective  designation of an Early  Termination  Date, no further payments or deliveries  under Section  2(a)(i) or 2(e) in respect of the Terminated  Transactions  will be required to be made,  but  without  prejudice  to the other  provisions  of this  Agreement.  The  amount,  if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)      Calculations.

         (i)      Statement.  On or as  soon  as  reasonably  practicable  following  the  occurrence  of an  Early
         Termination  Date,  each party will make the  calculations  on its part, if any,  contemplated  by Section
         6(e)  and  will  provide  to the  other  party  a  statement  (1)  showing,  in  reasonable  detail,  such calculations  (including  all relevant  quotations  and  specifying any amount payable under Section 6(e))
         and (2) giving  details of the relevant  account to which any amount  payable to it is to be paid.  In the absence  of  written  confirmation  from the  source  of a  quotation  obtained  in  determining  a Market
         Quotation,  the  records  of the  party  obtaining  such  quotation  will be  conclusive  evidence  of the existence and accuracy of such quotation.

         (ii)     Payment Date. An amount  calculated as being due in respect of any Early  Termination  Date under
         Section  6(e) will be payable on the day that notice of the amount  payable is  effective  (in the case of an Early  Termination  Date which is  designated  or occurs as a result of an Event of Default) and on the day which is two Local  Business  Days after the day on which  notice of the amount  payable is  effective
         (in the case of an Early  Termination Date which is designated as a result of a Termination  Event).  Such amount  will be paid  together  with (to the extent  permitted  under  applicable  law)  interest  thereon
         (before as well as after  judgment) in the Termination  Currency,  from (and including) the relevant Early
         Termination  Date to (but  excluding) the date such amount is paid, at the Applicable  Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e)      Payments on Early  Termination.  If an Early  Termination  Date occurs,  the  following  provisions  shall apply based on the parties'  election in the Schedule of a payment  measure,  either "Market  Quotation" or "Loss", and a payment  method,  either the "First  Method" or the  "Second  Method".  If the  parties  fail to  designate a payment  measure or payment  method in the  Schedule,  it will be deemed  that  "Market  Quotation"  or the "Second
Method",  as the case may be, shall apply. The amount,  if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

         (i)      Events of Default.  If the Early Termination Date results from an Event of Default:-

                  (1) First  Method and Market  Quotation.  If the First  Method and Market  Quotation  apply,  the
                  Defaulting Party will pay to the  Non-defaulting  Party the excess,  if a positive number, of (A)
                  the sum of the  Settlement  Amount  (determined  by the  Non-defaulting  Party) in respect of the
                  Terminated  Transactions and the Termination  Currency  Equivalent of the Unpaid Amounts owing to the  Non-defaulting  Party over (B) the  Termination  Currency  Equivalent of the Unpaid  Amounts
                  owing to the Defaulting Party.

                  (2) First Method and Loss.  If the First  Method and Loss apply,  the  Defaulting  Party will pay to the Non-defaulting  Party, if a positive number,  the  Non-defaulting  Party's Loss in respect of this Agreement.

                  (3) Second Method and Market  Quotation.  If the Second  Method and Market  Quotation  apply,  an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the
                  Non-defaulting  Party) in respect of the Terminated  Transactions  and the  Termination  Currency
                  Equivalent  of the Unpaid  Amounts  owing to the  Non-defaulting  Party less (B) the  Termination
                  Currency  Equivalent of the Unpaid  Amounts owing to the  Defaulting  Party.  If that amount is a positive  number,  the  Defaulting  Party  will pay it to the  Non-defaulting  Party;  if it is a negative  number,  the  Non-defaulting  Party will pay the  absolute  value of that amount to the
                  Defaulting Party.

                  (4) Second  Method and Loss.  If the  Second  Method and Loss  apply,  an amount  will be payable equal to the  Non-defaulting  Party's  Loss in respect  of this  Agreement.  If that  amount is a positive  number,  the  Defaulting  Party  will pay it to the  Non-defaulting  Party;  if it is a negative  number,  the  Non-defaulting  Party will pay the  absolute  value of that amount to the
                  Defaulting Party.

         (ii)     Termination Events.  If the Early Termination Date results from a Termination Event:-

                  (1) One Affected  Party.  If there is one Affected  Party,  the amount payable will be determined in accordance with Section 6(e)(i)(3),  if Market Quotation applies,  or Section  6(e)(i)(4),  if
                  Loss  applies,  except  that,  in either  case,  references  to the  Defaulting  Party and to the
                  Non-defaulting  Party will be deemed to be references  to the Affected  Party and the party which is not  the  Affected  Party,  respectively,  and,  if  Loss  applies  and  fewer  than  all  the
                  Transactions  are being  terminated,  Loss  shall be  calculated  in  respect  of all  Terminated
                  Transactions.

                  (2) Two Affected Parties.  If there are two Affected Parties:-

                      (A)           if Market Quotation  applies,  each party will determine a Settlement Amount in respect of the  Terminated  Transactions,  and an amount will be payable equal to (I) the sum of (a)  one-half  of the  difference  between  the  Settlement  Amount of the party  with the higher  Settlement  Amount  ("X")  and the  Settlement  Amount  of the  party  with the lower
                      Settlement  Amount ("Y") and (b) the  Termination  Currency  Equivalent of the Unpaid Amounts
                      owing to X less (II) the  Termination  Currency  Equivalent of the Unpaid Amounts owing to Y;
                      and

                      (B)           if Loss  applies,  each  party  will  determine  its  Loss in  respect  of this
                      Agreement (or, if fewer than all the  Transactions  are being  terminated,  in respect of all
                      Terminated  Transactions)  and an amount will be payable equal to one-half of the  difference between  the Loss of the party with the higher  Loss ("X") and the Loss of the party with the lower Loss ("Y").

                  If the amount payable is a positive  number,  Y will pay it to X; if it is a negative  number,  X will pay the absolute value of that amount to Y.

         (iii)    Adjustment  for  Bankruptcy.  In  circumstances  where an Early  Termination  Date occurs because
         "Automatic  Early  Termination"  applies in respect of a party,  the amount  determined under this Section
         6(e) will be subject to such  adjustments as are  appropriate and permitted by law to reflect any payments or  deliveries  made by one party to the other under this  Agreement  (and  retained by such other  party)
         during the period  from the  relevant  Early  Termination  Date to the date for payment  determined  under
         Section 6(d)(ii).

         (iv)     Pre-Estimate.  The parties agree that if Market  Quotation  applies an amount  recoverable  under this  Section  6(e) is a  reasonable  pre-estimate  of loss and not a penalty.  Such amount is payable for the loss of bargain and the loss of protection  against  future risks and except as otherwise  provided in this Agreement  neither party will be entitled to recover any additional  damages as a consequence of such losses.

7.       Transfer

Subject to Section  6(b)(ii),  neither this Agreement nor any interest or obligation in or under this Agreement may be transferred  (whether by way of security or otherwise) by either party without the prior written  consent of the other party, except that:-

(a)      a party may make such a transfer of this Agreement  pursuant to a consolidation  or amalgamation  with, or merger with or into, or transfer of all or substantially  all its assets to, another entity (but without  prejudice to any other right or remedy under this Agreement); and

(b)      a party may make such a transfer  of all or any part of its  interest  in any amount  payable to it from a
Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8.       Contractual Currency

(a)      Payment in the  Contractual  Currency.  Each  payment  under this  Agreement  will be made in the relevant currency  specified in this Agreement for that payment (the  "Contractual  Currency").  To the extent  permitted by applicable  law, any  obligation  to make payments  under this  Agreement in the  Contractual  Currency will not be discharged or satisfied by any tender in any currency  other than the  Contractual  Currency,  except to the extent such tender  results in the actual  receipt by the party to which  payment is owed,  acting in a reasonable  manner and in good faith in converting the currency so tendered into the Contractual  Currency,  of the full amount in the
Contractual  Currency  of all  amounts  payable in respect of this  Agreement.  If for any reason the amount in the
Contractual  Currency so received falls short of the amount in the Contractual  Currency payable in respect of this
Agreement,  the party  required to make the payment will, to the extent  permitted by applicable  law,  immediately pay such  additional  amount in the  Contractual  Currency as may be necessary to compensate for the shortfall.  If for any reason the amount in the Contractual  Currency so received  exceeds the amount in the Contractual  Currency payable in respect of this  Agreement,  the party  receiving  the payment  will refund  promptly the amount of such excess.

(b)      Judgments.  To the extent  permitted by applicable  law, if any judgment or order  expressed in a currency other than the  Contractual  Currency  is  rendered  (i) for the  payment  of any  amount  owing in respect of this
Agreement,  (ii) for the payment of any amount  relating to any early  termination  in respect of this Agreement or
(iii) in respect of a judgment  or order of another  court for the payment of any amount  described  in (i) or (ii)
above, the party seeking  recovery,  after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order,  will be entitled to receive  immediately from the other party the amount of any shortfall of the Contractual  Currency  received by such party as a consequence of sums paid in such other currency and will  refund  promptly to the other party any excess of the  Contractual  Currency  received by such party as a consequence  of sums paid in such other  currency  if such  shortfall  or such  excess  arises or results  from any variation  between the rate of exchange at which the  Contractual  Currency is  converted  into the currency of the judgment  or order for the  purposes  of such  judgment  or order and the rate of  exchange  at which such party is able,  acting in a reasonable  manner and in good faith in converting  the currency  received into the  Contractual
Currency,  to purchase the  Contractual  Currency with the amount of the currency of the judgment or order actually received by such party.  The term "rate of  exchange"  includes,  without  limitation,  any  premiums  and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c)      Separate  Indemnities.  To the extent permitted by applicable law, these indemnities  constitute  separate and  independent  obligations  from the other  obligations in this  Agreement,  will be enforceable as separate and independent causes of action,  will apply  notwithstanding any indulgence granted by the party to which any payment is owed and will not be  affected  by  judgment  being  obtained  or claim or proof  being  made for any other sums payable in respect of this Agreement.

(d)      Evidence of Loss.  For the purpose of this  Section 8, it will be  sufficient  for a party to  demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.       Miscellaneous

(a)      Entire  Agreement.  This Agreement  constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b)      Amendments.  No amendment,  modification  or waiver in respect of this Agreement will be effective  unless in writing  (including  a writing  evidenced  by a facsimile  transmission)  and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c)      Survival of  Obligations.  Without  prejudice to Sections  2(a)(iii) and 6(c)(ii),  the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d)      Remedies Cumulative.  Except as provided in this Agreement,  the rights,  powers,  remedies and privileges provided in this  Agreement  are  cumulative  and not  exclusive of any rights,  powers,  remedies  and  privileges provided by law.

(e)      Counterparts and Confirmations.

         (i) This  Agreement  (and each  amendment,  modification  and waiver in respect of it) may be executed and delivered  in  counterparts  (including  by  facsimile  transmission),  each of which  will be  deemed  an original.

         (ii)     The parties intend that they are legally bound by the terms of each  Transaction  from the moment they agree to those terms  (whether  orally or otherwise).  A  Confirmation  shall he entered into as soon as practicable  and may he executed and delivered in  counterparts  (including by facsimile  transmission)
         or be created by an  exchange  of  telexes or by an  exchange  of  electronic  messages  on an  electronic messaging  system,  which  in each  case  will be  sufficient  for all  purposes  to  evidence  a  binding supplement to this Agreement.  The parties will specify  therein or through  another  effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f)      No Waiver of Rights.  A failure or delay in  exercising  any right,  power or privilege in respect of this
Agreement  will not be presumed  to operate as a waiver,  and a single or partial  exercise of any right,  power or privilege will not be presumed to preclude any subsequent or further  exercise,  of that right,  power or privilege or the exercise of any other right, power or privilege.

(g)      Headings.  The headings  used in this  Agreement  are for  convenience  of  reference  only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.      Offices; Multibranch Parties

(a)      If Section  10(a) is  specified in the  Schedule as  applying,  each party that enters into a  Transaction through an Office  other than its head or home  office  represents  to the other party  that,  notwithstanding  the place of booking office or jurisdiction  of  incorporation  or organisation of such party,  the obligations of such party are the same as if it had entered into the Transaction  through its head or home office.  This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b)      Neither  party may change the Office  through which it makes and receives  payments or deliveries  for the purpose of a Transaction without the prior written consent of the other party.

(c)      If a party is  specified as a  Multibranch  Party in the  Schedule,  such  Multibranch  Party may make and receive  payments or deliveries  under any  Transaction  through any Office listed in the Schedule,  and the Office through which it makes and receives  payments or deliveries with respect to a Transaction  will be specified in the relevant Confirmation.

11.      Expenses

A Defaulting  Party will, on demand,  indemnify  and hold  harmless the other party for and against all  reasonable out-of-pocket  expenses,  including  legal  fees and  Stamp  Tax,  incurred  by such  other  party by reason of the enforcement  and  protection  of its  rights  under this  Agreement  or any Credit  Support  Document  to which the
Defaulting Party is a party or by reason of the early  termination of any Transaction,  including,  but not limited to, costs of collection.

12.      Notices

(a)      Effectiveness.  Any  notice  or other  communication  in  respect  of this  Agreement  may be given in any manner  set forth  below  (except  that a notice or other  communication  under  Section 5 or 6 may not be given by facsimile  transmission  or  electronic  messaging  system)  to the  address  or number or in  accordance  with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-

         (i)  if in writing and delivered in person or by courier, on the date it is delivered;

         (ii) if sent by telex, on the date the recipient's answerback is received;

         (iii)    if sent by facsimile  transmission,  on the date that  transmission  is received by a responsible employee of the  recipient in legible form (it being agreed that the burden of proving  receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

         (iv) if sent by certified or registered  mail  (airmail,  if overseas) or the equivalent  (return  receipt requested), on the date that mail is delivered or its delivery is attempted; or

         (v)      if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted  delivery) or that receipt,  as applicable,  is not a Local Business
Day or that  communication is delivered (or attempted) or received,  as applicable,  after the close of business on a Local Business Day, in which case that  communication  shall be deemed given and effective on the first following day that is a Local Business Day.

(b)      Change of  Addresses.  Either  party may by notice to the other  change the  address,  telex or  facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.      Governing Law and Jurisdiction

(a)      Governing Law. This  Agreement  will be governed by and construed in accordance  with the law specified in the Schedule.

(b)      Jurisdiction.   With   respect  to  any  suit,   action  or   proceedings   relating  to  this   Agreement
("Proceedings"), each party irrevocably:-

         (i)  submits to the  jurisdiction of the English courts,  if this Agreement is expressed to be governed by
         English law, or to the  non-exclusive  jurisdiction  of the courts of the State of New York and the United
         States  District  Court  located  in the  Borough of  Manhattan  in New York City,  if this  Agreement  is expressed to be governed by the laws of the State of New York; and

         (ii) waives  any  objection  which  it may  have at any time to the  laying  of  venue of any  Proceedings brought in any such court,  waives any claim that such  Proceedings  have been brought in an  inconvenient forum and further waives the right to object,  with respect to such Proceedings,  that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction  (outside,  if this Agreement is expressed to be governed by English law, the  Contracting  States,  as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification,  extension or re-enactment  thereof for the time being in force) nor will the  bringing of  Proceedings  in any one or more  jurisdictions  preclude the bringing of
Proceedings in any other jurisdiction.

(c)      Service of Process.  Each party  irrevocably  appoints the Process Agent (if any)  specified  opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings.  If for any reason any party's  Process  Agent is unable to act as such,  such party will  promptly  notify the other party and within 30 days appoint a substitute  process agent acceptable to the other party. The parties  irrevocably  consent to service of process  given in the manner  provided  for notices in Section  12.  Nothing in this  Agreement  will affect the right of either party to serve process in any other manner permitted by law.

(d)      Waiver of Immunities.  Each party  irrevocably  waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets  (irrespective  of their use or intended  use),  all immunity on the grounds of sovereignty or other similar  grounds from (i) suit, (ii)  jurisdiction  of any court,  (iii) relief by way of injunction,  order for specific  performance or for recovery of property,  (iv)  attachment of its assets
(whether  before or after  judgment) and (v) execution or  enforcement  of any judgment to which it or its revenues or assets  might  otherwise  be entitled  in any  Proceedings  in the courts of any  jurisdiction  and  irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.      Definitions

As used in this Agreement:-

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected  Transactions" means (a) with respect to any Termination Event consisting of an Illegality,  Tax Event or
Tax Event Upon Merger,  all Transactions  affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate"  means,  subject to the  Schedule,  in  relation  to any  person,  any entity  controlled,  directly or indirectly, by the person, any entity that controls,  directly or indirectly,  the person or any entity directly or indirectly  under  common  control  with the person.  For this  purpose,  "control"  of any entity or person  means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:-

(a)      in respect of obligations  payable or deliverable (or which would have been but for Section  2(a)(iii)) by a Defaulting Party, the Default Rate;

(b)      in respect of an  obligation  to pay an amount under  Section 6(e) of either party from and after the date
(determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c)      in respect of all other obligations payable or deliverable (or which would have been but for
Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)      in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change  in Tax Law"  means  the  enactment,  promulgation,  execution  or  ratification  of,  or any  change in or amendment to, any law (or in the  application  or official  interpretation  of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent"  includes  a consent,  approval,  action,  authorisation,  exemption,  notice,  filing,  registration  or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default  Rate" means a rate per annum  equal to the cost  (without  proof or  evidence of any actual  cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable  Tax" means any Tax other  than a Tax that  would not be imposed in respect of a payment  under this
Agreement but for a present or former connection  between the jurisdiction of the government or taxation  authority imposing  such Tax and the  recipient of such payment or a person  related to such  recipient  (including,  without limitation,  a connection  arising from such recipient or related person being or having been a citizen or resident of such  jurisdiction,  or being or having  been  organised,  present  or engaged  in a trade or  business  in such jurisdiction,  or having or having had a permanent  establishment or fixed place of business in such  jurisdiction, but  excluding a connection  arising  solely from such  recipient or related  person  having  executed,  delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law"  includes any treaty,  law, rule or regulation (as modified,  in the case of tax matters,  by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local  Business  Day"  means,  subject to the  Schedule,  a day on which  commercial  banks are open for  business
(including  dealings in foreign  exchange and foreign  currency  deposits) (a) in relation to any obligation  under
Section  2(a)(i),  in the place(s)  specified in the relevant  Confirmation  or, if not so specified,  as otherwise agreed by the parties in writing or determined pursuant to provisions contained,  or incorporated by reference,  in this Agreement,  (b) in relation to any other payment,  in the place where the relevant  account is located and, if different,  in the principal  financial  centre,  if any, of the currency of such  payment,  (c) in relation to any notice or other  communication,  including notice  contemplated under Section 5(a)(i), in the city specified in the address for notice  provided by the  recipient  and, in the case of a notice  contemplated  by Section 2(b), in the place where the  relevant new account is to be located and (d) in relation to Section  5(a)(v)(2),  in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means,  with respect to this  Agreement or one or more  Terminated  Transactions,  as the case may be, and a party, the Termination  Currency  Equivalent of an amount that party reasonably  determines in good faith to be its total losses and costs (or gain, in which case  expressed as a negative  number) in connection  with this Agreement or that  Terminated  Transaction  or group of Terminated  Transactions,  as the case may be,  including any loss of bargain,  cost of funding or, at the  election of such party but without  duplication,  loss or cost  incurred as a result of its terminating,  liquidating,  obtaining or reestablishing any hedge or related trading position (or any gain  resulting  from any of them).  Loss  includes  losses  and costs (or  gains) in  respect  of any  payment  or delivery  required to have been made (assuming  satisfaction of each applicable  condition  precedent) on or before the relevant Early Termination Date and not made,  except,  so as to avoid  duplication,  if Section  6(e)(i)(1) or
(3) or 6(e)(ii)(2)(A)  applies.  Loss does not include a party's legal fees and out-of-pocket  expenses referred to under Section 11. A party will  determine its Loss as of the relevant  Early  Termination  Date, or, if that is not reasonably  practicable,  as of the earliest date  thereafter as is reasonably  practicable.  A party may (but need not)  determine its Loss by reference to quotations  of relevant  rates or prices from one or more leading  dealers in the relevant markets.

"Market  Quotation"  means,  with  respect  to  one  or  more  Terminated  Transactions  and  a  party  making  the determination,  an amount determined on the basis of quotations from Reference  Market-makers.  Each quotation will be for an  amount,  if any,  that  would be paid to such party  (expressed  as a negative  number) or by such party
(expressed  as a positive  number) in  consideration  of an agreement  between such party  (taking into account any existing  Credit  Support  Document  with  respect to the  obligations  of such  party) and the  quoting  Reference
Market-maker to enter into a transaction (the "Replacement  Transaction")  that would have the effect of preserving for such party the economic  equivalent of any payment or delivery (whether the underlying  obligation was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent) by the parties under Section
2(a)(i) in respect of such  Terminated  Transaction  or group of Terminated  Transactions  that would,  but for the occurrence of the relevant Early Termination Date, have

been required  after that date.  For this  purpose,  Unpaid  Amounts in respect of the  Terminated  Transaction  or group of Terminated  Transactions are to be excluded but, without  limitation,  any payment or delivery that would, but for the  relevant  Early  Termination  Date,  have been  required  (assuming  satisfaction  of each  applicable condition  precedent) after that Early  Termination Date is to be included.  The Replacement  Transaction  would be subject to such  documentation as such party and the Reference  Market-maker  may, in good faith,  agree. The party making the  determination  (or its agent) will request each Reference  Market-maker to provide its quotation to the extent  reasonably  practicable as of the same day and time (without  regard to different time zones) on or as soon as  reasonably  practicable  after  the  relevant  Early  Termination  Date.  The day and  time as of  which  those quotations  are to be obtained  will be selected in good faith by the party obliged to make a  determination  under
Section 6(e), and, if each party is so obliged,  after  consultation  with the other. If more than three quotations are  provided,  the  Market  Quotation  will  be the  arithmetic  mean of the  quotations,  without  regard  to the quotations  having the highest  and lowest  values.  If exactly  three such  quotations  are  provided,  the Market
Quotation  will be the  quotation  remaining  after  disregarding  the  highest  and  lowest  quotations.  For this purpose,  if more than one quotation has the same highest value or lowest value,  then one of such quotations shall be  disregarded.  If fewer than three  quotations  are  provided,  it will be deemed that the Market  Quotation  in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default  Rate" means a rate per annum equal to the cost (without  proof or evidence of any actual cost) to the
Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential  Event of Default" means any event which,  with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference  Market-makers"  means four leading dealers in the relevant  market selected by the party  determining a
Market  Quotation  in good faith (a) from among  dealers of the  highest  credit  standing  which  satisfy  all the criteria  that such party  applies  generally  at the time in deciding  whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant  Jurisdiction"  means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised,  managed and  controlled or considered to have its seat,  (b) where an Office through which the party is acting for  purposes of this  Agreement  is located,  (c) in which the party  executes  this  Agreement  and (d) in relation to any payment, from or through which such payment is made.

"Scheduled  Payment  Date"  means a date on which a payment or delivery is to be made under  Section  2(a)(i)  with respect to a Transaction.

"Set-off"  means set-off,  offset,  combination of accounts,  right of retention or withholding or similar right or requirement  to which the payer of an amount under  Section 6 is entitled or subject  (whether  arising  under this
Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:-

(a)      the  Termination  Currency  Equivalent of the Market  Quotations  (whether  positive or negative) for each
Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b)      such party's Loss  (whether  positive or negative  and without  reference to any Unpaid  Amounts) for each
Terminated  Transaction or group of Terminated  Transactions  for which a Market  Quotation cannot be determined or would not (in the  reasonable  belief of the party  making the  determination)  produce a  commercially  reasonable result.

"Specified Entity" has the meanings specified in the Schedule.

"Specified  Indebtedness" means, subject to the Schedule, any obligation (whether present or future,  contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified  Transaction" means, subject to the Schedule,  (a) any transaction  (including an agreement with respect thereto)  now  existing or  hereafter  entered  into  between one party to this  Agreement  (or any Credit  Support
Provider of such party or any  applicable  Specified  Entity of such  party) and the other party to this  Agreement
(or any Credit Support  Provider of such other party or any applicable  Specified Entity of such other party) which is a rate swap transaction,  basis swap,  forward rate  transaction,  commodity swap,  commodity option,  equity or equity  index  swap,  equity  or  equity  index  option,  bond  option,  interest  rate  option,  foreign  exchange transaction,  cap transaction,  floor transaction,  collar transaction,  currency swap transaction,  cross-currency rate swap transaction,  currency option or any other similar transaction  (including any option with respect to any of these  transactions),  (b) any combination of these  transactions and (c) any other transaction  identified as a
Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax,  levy,  impost,  duty,  charge,  assessment or fee of any nature  (including interest,  penalties and additions  thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated  Transactions"  means with respect to any Early  Termination  Date (a) if resulting  from a Termination
Event, all Affected  Transactions and (b) if resulting from an Event of Default,  all Transactions (in either case)
in effect  immediately  before the  effectiveness  of the notice  designating  that Early  Termination Date (or, if
"Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination  Currency  Equivalent" means, in respect of any amount denominated in the Termination  Currency,  such
Termination  Currency  amount and, in respect of any amount  denominated in a currency  other than the  Termination
Currency  (the  "Other  Currency"),  the amount in the  Termination  Currency  determined  by the party  making the relevant  determination  as being  required to purchase such amount of such Other Currency as at the relevant Early
Termination  Date, or, if the relevant  Market  Quotation or Loss (as the case may be), is determined as of a later date,  that later date,  with the  Termination  Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided  below) for the purchase of such Other Currency with the Termination  Currency at or about  11:00 a.m.  (in the city in which such  foreign  exchange  agent is  located) on such date as would be customary for the  determination  of such a rate for the purchase of such Other  Currency for value on the relevant
Early  Termination  Date or that later date. The foreign  exchange agent will, if only one party is obliged to make a  determination  under Section  6(e), be selected in good faith by that party and otherwise  will be agreed by the parties.

"Termination  Event"  means an  Illegality,  a Tax  Event  or a Tax  Event  Upon  Merger  or,  if  specified  to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination  Rate" means a rate per annum equal to the  arithmetic  mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid  Amounts"  owing to any party means,  with respect to an Early  Termination  Date,  the aggregate of (a) in respect of all Terminated Transactions,  the amounts that became payable (or that would have become payable but for
Section  2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early  Termination  Date and (b) in respect of each Terminated  Transaction,  for each obligation under Section 2(a)(i) which was (or would have been but for Section  2(a)(iii))  required to be settled by delivery to such  party on or prior to such  Early  Termination  Date and which  has not been so  settled  as at such  Early
Termination  Date,  an amount equal to the fair market value of that which was (or would have been)  required to be delivered as of the  originally  scheduled date for delivery,  in each case together with (to the extent  permitted under  applicable law) interest,  in the currency,  of such amounts,  from (and including) the date such amounts or obligations  were or would  have been  required  to have been  paid or  performed  to (but  excluding)  such  Early
Termination  Date,  at the  Applicable  Rate.  Such amounts of interest  will be  calculated  on the basis of daily compounding  and the actual number of days elapsed.  The fair market value of any obligation  referred to in clause
(b) above shall be reasonably  determined by the party obliged to make the determination  under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                                                                                    WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL OR CORPORATE CAPACITY BUT
                                                                                         SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE
                                                                                      SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING
                           CREDIT SUISSE INTERNATIONAL                                      AGREEMENT FOR THE ADJUSTABLE RATE MORTGAGE TRUST 2007-2
                                   ("Party A")                                                                    ("Party B")

By: ___________________________________________________                               By:_________________________________________________________
Name:                                                                                 Name:
Title:                                                                                Title:

By: ___________________________________________________
Name:
Title:

                                                                                           Swap Schedule

                                                 SCHEDULE
                                                  to the
                                             Master Agreement
                                       (Multicurrency-Cross Border)

                                         dated as of May 30, 2007

                                                 between

                                                                                              WELLS FARGO BANK, N.A., not in its individual or corporate capacity but solely
                           CREDIT SUISSE INTERNATIONAL                             and         as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest
                                                                                                Trust created under the Pooling and Servicing Agreement for the Adjustable
                                                                                                                        Rate Mortgage Trust 2007-2
                     _______________________________________                                                     _________________________________________
                                   ("Party A")                                                                                  ("Party B")

Capitalized  terms used herein and not otherwise  defined shall have the meaning specified in that certain series  supplement  dated as of May 1, 2007 to the Standard Terms of the Pooling and Servicing  Agreement,
dated as of May 1, 2007 (the "PSA" or the "Pooling and  Servicing  Agreement")  among Credit  Suisse First
Boston Mortgage  Securities  Corp., as the depositor;  DLJ Mortgage  Capital,  Inc., as the seller;  Wells
Fargo Bank, N.A., as the master servicer,  as a servicer and as the trust administrator;  Select Portfolio
Servicing,  Inc., as a servicer,  as the special  servicer and as the  modification  oversight  agent; and
U.S.  Bank  National  Association,  as the trustee.  For the  avoidance of doubt,  references  herein to a particular  "Section"  of this  Agreement  are  references  to the  corresponding  sections  of the Master
Agreement.

                                                  Part 1
                                          Termination Provisions

(a)  "Specified Entity" means in relation to Party A for the purpose of:

     Section 5(a)(v),      Not Applicable
     Section 5(a)(vi),     Not Applicable
     Section 5(a)(vii),    Not Applicable
     Section 5(b)(iv),     Not Applicable

and in relation to Party B for the purpose of:

     Section 5(a)(v),      Not Applicable
     Section 5(a)(vi),     Not Applicable
     Section 5(a)(vii),    Not Applicable
     Section 5(b)(iv),     Not Applicable

(b)  "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)  Certain Events of Default.  Subject to Part 1(h) below, the following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

         Section 5(a)(i) (Failure to Pay or Deliver) will apply to Party A and Party B.
         Section  5(a)(ii)  (Breach  of  Agreement)  will  apply to Party A and will not apply to Party B;
         except  that  Section  5(a)(ii)  will not apply to Party A with  respect to Party A's  failure to comply with Part 5(b) herein.
         Section  5(a)(iii)  (Credit Support Default) will apply to Party A and will not apply to Party B, unless  Party A has posted  collateral  under the Credit  Support  Annex,  in which case  Section
         5(a)(iii)(1)  will apply to Party B solely in respect of Party B's  obligations  under  Paragraph
         3(b) of the Credit Support Annex.
         Section 5(a)(iv) (Misrepresentation) will apply to Party A and will not apply to Party B.
         Section 5(a)(v) (Default under Specified Transaction) will not apply to Party A or Party B.
         Section  5(a)(vi)  (Cross  Default)  will  apply  to  Party A and  will  not  apply  to  Party B.
         "Specified  Indebtedness"  shall have the meaning  specified in Section 14 of this  Agreement and
         "Threshold Amount" means 3% of shareholder's equity of the Relevant Entity.
         Section  5(a)(vii)  (Bankruptcy)  will apply to Party A and Party B;  provided that in respect of
         Party B, (i) clause (2)  thereof  shall not apply,  (ii)  clause (4)  thereof  shall not apply to
         Party B to the extent that the relevant  proceeding is instituted by a Relevant  Entity in breach of Party A's  agreement  in Part 5(g) of this  Schedule,  (iii)  the  words  "seeks  or" shall be deleted  from clause (6) thereof and any  appointment  that is effected by or pursuant to the PSA and/or  any other  document  pertaining  thereto  (collectively  with the PSA,  the  "Transaction
         Documents")  shall not  constitute  an Event of Default  under such clause  (6),  (iv) clause (7)
         thereof shall not apply,  (v) clause (8) thereof shall apply only to the extent not  inconsistent with clauses (i) to (iv) of this sentence and (vi) clause (9) thereof shall not apply.
         Section  5(a)(viii)  (Merger  without  Assumption)  will  apply to Party A and will not  apply to
         Party B.

         Notwithstanding  anything to the contrary in Sections  5(a)(i) and  5(a)(iii) of this  Agreement, any  failure  by  Party A to  comply  with or  perform  any  obligation  to be  complied  with or performed by Party A under any Credit  Support  Document  shall not be an Event of Default  under
         Section  5(a)(i) or Section  5(a)(iii)  unless (A) a Moody's  Ratings  Event has  occurred and is continuing  and at least 30 Local  Business  Days have  elapsed  since the last time such Moody's
         Ratings  Event first  occurred  and (B) such failure is not remedied on or before the third Local
         Business Day after notice of such Ratings Event is received by Party A.

 (d) Termination Events.  The following Termination Events will apply to the parties as specified below:

         Section 5(b)(i) (Illegality) will apply to Party A and Party B.
         Section  5(b)(ii)  (Tax  Event) will apply to Party A and Party B;  provided  that the words "(x)
         any action taken by a taxing authority,  or brought in a court of competent  jurisdiction,  on or after the date on which a  Transaction  is entered  into  (regardless  of whether  such action is taken or brought with respect to a party to this Agreement) or (y)" shall be deleted.
         Section  5(b)(iii)  (Tax Event Upon Merger) will apply to Party A and Party B;  provided  that in the event  that  Party A is the  Affected  Party in  respect  of an event  described  in  Section
         5(b)(iii),  Party A shall not be entitled to  designate  an Early  Termination  Date  pursuant to such Section 5(b)(iii).
         Section 5(b)(iv) (Credit Event Upon Merger) will not apply to Party A or Party B.

(e)  The  "Automatic  Early  Termination"  provision of Section 6(a) of this  Agreement  will not apply to
     Party A or Party B.

(f)  Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

     (i) Loss will apply; subject to Part 5(y).

     (ii)The Second Method will apply.

(g)  "Termination Currency" means United States Dollars.

(h)  Additional  Termination  Events.  The following  Additional  Termination  Events will apply,  in each case with respect to Party B as the sole Affected Party (unless otherwise provided below):

     (i) Each of the following shall constitute an Additional  Termination  Event with Party A as the sole
         Affected Party:

                  (a) An S&P  Collateralization  Event  has  occurred  and is  continuing  and Party A has failed to comply with or perform any  obligation  to be complied  with or  performed by  Party A in  accordance  with the  "Downgrade  Provisions"  as set  forth in Part
                      5(b)(2)  and a Ratings  Event has  neither  occurred  nor is  continuing.  Any event
                      which  constitutes  an  Additional   Termination  Event  pursuant  to  this  Section
                      1(h)(i)(a) shall not constitute an Event of Default.

                  (b) A Moody's  Collateralization  Event has occurred and is continuing,  and Party A has failed to comply  with or perform any  obligation  to deliver  collateral  under the
                      Credit  Support  Annex and 30 Local  Business  Days or more have  elapsed  since the
                      last  time  that  no  Moody's   Collateralization   Event  had   occurred   and  was
                      continuing.  Any event which  constitutes an Additional  Termination  Event pursuant to this Section  1(h)(i)(b)  shall not  constitute an Event of Default  (unless such event  constitutes a failure to post collateral  pursuant to the terms of the Credit
                      Support Annex in breach of Part 5(b)(4)).

                  (c) Reserved.

                  (d) A Ratings  Event has  occurred  and is  continuing  and Party A has failed to comply with or perform  any  obligation  to be  complied  with or  performed  by Party A in accordance  with the  "Downgrade  Provisions"  as set forth in Part  5(b)(4) and, in the case of a Moody's  Ratings  Event,  (i) at least one  Eligible  Replacement  has made a Firm  Offer that  would,  assuming  the  occurrence  of an Early  Termination
                      Date,  qualify as a Market  Quotation (on the basis that  paragraphs (i) and (ii) of
                      Part 5(y)  (Calculations)  apply)  and which  remains  capable of  becoming  legally binding upon  acceptance  and (ii) 30 Local Business Days or more have elapsed since the last time that no Moody's  Rating  Event had occurred  and was  continuing.  The failure  by  Party A to  comply  with or  perform  any  obligation  (other  than the obligation to post  collateral  pursuant to the terms of the Credit  Support  Annex)
                      to be  complied  with or  performed  by Party A in  accordance  with the  "Downgrade
                      Provisions" as set forth in Part 5(b)(4) will  constitute an Additional  Termination
                      Event and not an Event of Default.

     (ii)An amendment  and/or  supplement to the PSA (or any other  Transaction  Document) is made without the prior  written  consent of Party A where such  consent is required  to be obtained  under the
         PSA (such consent not to be unreasonably  withheld),  if such amendment and/or  supplement would:
         (a) adversely affect any of Party A's rights or obligations  under this Agreement;  or (b) modify the  obligations  of,  or  impact  the  ability  of,  Party B to fully  perform  any of Party B's obligations under this Agreement.

     (iii)        The delivery of any irrevocable  notice of any  termination (or the actual  termination)
         of the  Supplemental  Interest  Trust  pursuant to Section 11.01 of the PSA,  provided,  however, that  notwithstanding  Section  6(b)(iv) of this  Agreement,  either party may designate an Early
         Termination Date in respect of this Additional Termination Event.

     (iv)Upon the occurrence of a Swap  Disclosure  Event (as defined in Part 5(u) below) Party A has not, within 10 days after such Swap  Disclosure  Event,  complied with any of the provisions set forth in Part  5(u)(iii)  below.  For  all  purposes  of this  Agreement,  Party  A shall  be the  sole
         Affected Party with respect to the  occurrence of an Additional  Termination  Event  described in this Part 1(h)(iv).

                                                  Part 2
                                           Tax Representations

(a)  Payer Representations. For the purpose of Section 3(e) of this Agreement, neither Party A nor Party
     B will make any representations.

(b)  Payee Representations. For the purpose of Section 3(f) of this Agreement, neither Party A nor Party
     B will make any representations.

                                                  Part 3
                                        Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)  Tax forms, documents or certificates to be delivered are:- None

(b) Other documents to be delivered or made available are:-

--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
 Party required to                                Form/Document/Certificate                               Date by which to be delivered   Covered by Section 3(d)
  deliver document                                                                                                                             Representation
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
Party A and Party B   Certified copy of the board of directors resolution (or equivalent authorizing      Concurrently with the          Yes
                      documentation) which sets forth the authority of each signatory to this Agreement   execution and delivery of
                      and each Credit Support Document (if any) signing on its behalf and the authority   this Agreement.
                      of such party to enter into Transactions contemplated and performance of its obligations hereunder.
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
Party A and Party B   Incumbency certificate (or, if available the current authorized signature book or   Concurrently with the          Yes
                      equivalent authorizing documentation) specifying the names, titles, authority and   execution and delivery of
                      specimen signatures of the persons authorized to execute this Agreement which       this Agreement unless
                      sets forth the specimen signatures of each signatory to this Agreement, each        previously delivered and
                      Confirmation and each Credit Support Document (if any) signing on its behalf.       still in full force and
                                                                                                          effect.
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
Party A               An opinion of counsel to such party (or, in the case of Party B, counsel to the     Concurrently with the           No
                      Supplemental Interest Trust Trustee) as to the enforceability of this Agreement     execution and delivery of
                      that is reasonably satisfactory in form and substance to the other party.   1       the Confirmation unless
                                                                                                          previously delivered and
                                                                                                          still in full force and
                                                                                                          effect.
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
Party B               Such other information in connection with the Certificates or the PSA in the        Promptly upon request.         Yes
                      possession of Party B as Party A may reasonably request from time to time.
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
Party B               A duly executed copy of the PSA.                                                    Upon finalizing the PSA.       Yes
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------
Party B               Copy of each report made available to Certificateholders under the PSA.             Upon availability.             Yes
--------------------- ----------------------------------------------------------------------------------- ------------------------------ ---------------------------

1  To be discussed.

                                                  Part 4
                                              Miscellaneous

(a)  Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

     Party A:

    (1)  Address for notices or communications to Party A (other than by facsimile):-

         Address:    One Cabot Square          Attention:       (1)   Head of Credit Risk Management;
                     London E14 4QJ                             (2)   Managing Director -
                     England                                          Operations Department;
                                                                (3)   Managing Director - Legal Department

         Telex No.:  264521                    Answerback:             CSI G

         (For all purposes.)

    (2)  For the  purpose of  facsimile  notices or  communications  under this  Agreement  (other  than a notice or communication under Section 5 or 6):-

         Facsimile No.:    44 20 7888 2686
         Attention:        Managing Director - Legal Department

         Telephone number for oral confirmation of receipt of facsimile in legible form: 44 20 7888 2028
         Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

     Party B:

     Address for notices or communications to Party B:

          Address:          Wells Fargo Bank                                      Attention:      Client Manager, CSFB ARMT 07-2
                            9062 Old Annapolis Road
                            Columbia, Maryland 21045

          Telephone No.:    (410) 884 2000                                        Facsimile No.:  (410) 715 2380

          (For all purposes.)

(b)  Process Agent. For the purposes of Section 13(c) of this Agreement:

     Party A appoints as its Process Agent:

                   Credit Suisse Securities (USA) LLC
                   Eleven Madison Avenue
                   New York, NY 10010

                  Attention:        General Counsel
                                    Legal and Compliance Department

     Party B appoints as its Process Agent:  [Not applicable.]

(c)  Offices. With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d)  Multibranch Party. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.
     Party B is not a Multibranch Party.

(e)  Calculation Agent. The Calculation Agent is Party A; provided,  however,  that if an Event of Default shall  have  occurred  with  respect  to Party A, the  Depositor  shall  have the right to appoint as
     Calculation  Agent a third  party,  reasonably  acceptable  to Party A, the cost for  which  shall be borne by Party A.

(f)  Credit Support Document. Credit Support Document means:-

     With  respect to Party A: The Credit  Support  Annex and any  guarantee  that is  provided to Party B pursuant to Part 5(b) below.

     With respect to Party B:  The Credit Support Annex.

 (g) Credit Support Provider.

     Credit  Support  Provider  means in  relation  to  Party A: Not  applicable  or,  if a  guarantee  is provided to Party B pursuant to Part 5(b) below, the guarantor providing such guarantee.
     Credit Support Provider means in relation to Party B:  Not applicable.

(h)  Governing Law. This Agreement  and, to the fullest  extent  permitted by applicable  law, all matters arising  out of or  relating  in any way to this  Agreement  will be  governed  by and  construed  in accordance  with the laws of the State of New York  (without  reference  to  choice  of law  doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402).

(i)  Netting  of  Payments.  Subparagraph  (ii) of  Section  2(c) of this  Agreement  will  apply  to each
     Transaction hereunder.

(j)  "Affiliate."  "Affiliate"  shall  have  the  meaning  specified  in  Section  14 of  this  Agreement, provided,  however,  that Party B shall be deemed to have no Affiliates  and, for purposes of Section
     3(c) of this Agreement, Party A shall be deemed to have no Affiliates.

                                                    Part 5
                                               Other Provisions

(a)  Definitions.

     Any  capitalized  terms used but not  otherwise  defined in this  Agreement  shall have the  meanings assigned  to them (or  incorporated  by  reference)  in the PSA.  In the  event of any  inconsistency between the terms of this Agreement and the terms of the PSA, this Agreement will govern.

(b)  Downgrade Provisions.

     (1) It shall be a collateralization event (Collateralization Event) if:

              (A) with  respect to each  Relevant  Entity,  so long as  Moody's  Investors  Service,  Inc.
              (Moody's) is currently  rating the Certificates and either (i) such Relevant Entity has both a  long-term  and  short-term  rating by Moody's  and (x) the  unsecured,  unguaranteed  and otherwise  unsupported  long-term  senior debt obligations of such Relevant Entity are rated
              "A3" or below by  Moody's or  (y) the  unsecured,  unguaranteed  and  otherwise  unsupported short-term debt obligations of such Relevant Entity are rated "P-2" or below by Moody's,  or
              (ii) no short-term  rating is available  from Moody's and the  unsecured,  unguaranteed  and otherwise  unsupported  long-term  senior debt obligations of such Relevant Entity are rated
              "A2" or below by Moody's (such event, a Moody's Collateralization Event); or

              (B) Reserved;

              (C)  with  respect  to each  Relevant  Entity,  if  such  entity  is a bank,  broker/dealer, insurance  company,  structured  investment  vehicle or derivative product company (any such entity, a Financial  Institution),  so long as Standard & Poor's Rating Services, a division of The McGraw-Hill  Companies,  Inc. (S&P) is currently  rating the  Certificates and either
              (i) the unsecured,  unguaranteed  and otherwise  unsupported  short-term debt obligations of such Relevant  Entity are rated "A-2" by S&P or (ii) if such Relevant Entity does not have a short-term rating from S&P, the unsecured,  unguaranteed and otherwise unsupported long-term senior  debt  obligations  of  Party A  are rated "A" or below by S&P  (such  event,  an S&P
              Collateralization Event).

              Relevant Entity means (a) Party A, (b) any guarantor under an Eligible  Guarantee in respect of all of Party A's present and future  obligations  under this  Agreement  or (c) any rated bank,  broker/dealer  or insurance  company that is the parent of Party A if S&P  determines that Party A is core or strategically important to such parent entity.

     (2) Without prejudice to Party A's obligations  under the Credit Support Annex,  during any period in which  a  Collateralization  Event  is  occurring,  Party A  shall,  at  its  own  expense,  post collateral  according  to the  terms of the 1994  ISDA  Credit  Support  Annex to this  Schedule, including  Paragraph 13 thereof  (the Credit  Support  Annex).  To avoid the  obligation  to post collateral  in  accordance  with the CSA,  Party A may,  at any time,  (i)  furnish  an  Eligible
         Guarantee  (as defined  below) of Party A's  obligations  under this  Agreement  from a guarantor that satisfies the Hedge  Counterparty  Ratings  Requirement (as defined  herein),  (ii) obtain a substitute  counterparty  (and provide  prior  written  notice to each Rating Agency with respect thereto) that (a) is  reasonably  acceptable  to Party B,  (b)  satisfies the Hedge  Counterparty
         Ratings  Requirement and (c) assumes the obligations of Party A under this Agreement  (through an assignment and assumption  agreement in form and substance  reasonably  satisfactory  to Party B)
         or replaces the outstanding  Transactions  hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty,  provided that such substitute  counterparty,  as of the date of such  assumption or  replacement,  must not, as a result  thereof,  be required to withhold  or  deduct  on  account  of tax  under  the  Agreement  or  the  new  transactions,  as applicable,  and such assumption or replacement must not lead to a termination  event or event of default occurring in respect of the new transactions,  as applicable,  provided further, that (in the case of an S&P  Collateralization  Event)  satisfaction  of the Rating  Agency  Condition  in relation  to S&P  shall  be  required  for any  transfer  of any  Transactions  under  this  Part
         5(b)(2)(ii)  unless such transfer is in connection  with the  assignment  and  assumption of this
         Agreement by such  substitute  counterparty  without  modification  of its terms,  other than the following  terms:  party  name,  dates  relevant  to the  effective  date of such  transfer,  tax representations  (provided that the  representations in Part 2(a) are not modified) and any other representations  regarding  the status of the  substitute  counterparty  of the type  included in
         Section (c) of this Part 5 and notice  information (in which case,  Party A shall provide written notice  to S&P with  respect  thereto)  or (iii) in the case of an S&P  Collateralization  Event, perform any other action which satisfies the Rating Agency Condition in relation to S&P.

         Eligible  Guarantee  means an  unconditional  and  irrevocable  guarantee  that is  provided by a guarantor as principal  debtor  rather than surety and that is directly  enforceable  by Party B, the form and  substance  of which  guarantee  are  subject to the Rating  Agency  Condition  with respect to each relevant Rating Agency other than Moody's,  and either:  (A) a law firm has given a legal  opinion  confirming  that  none  of the  guarantor's  payments  to  Party  B under  such guarantee  will be  subject  to  deduction  or  withholding  for Tax and  such  opinion  has been delivered  to  Moody's,  (B)  such  guarantee  provides  that,  in the  event  that  any of  such guarantor's  payments to Party B are subject to deduction or withholding  for Tax, such guarantor is  required  to pay such  additional  amount  as is  necessary  to  ensure  that the net  amount actually  received  by Party B (free  and clear of any tax) will  equal the full  amount  Party B would have received had no such deduction or  withholding  been required or (C) in the event that any payment  under such  guarantee is made net of deduction or  withholding  for Tax,  Party A is required,  under Section 2(a)(i),  to make such additional payment as is necessary to ensure that the net amount  actually  received by Party B from the  guarantor and Party A will equal the full amount Party B would have received had no such deduction or withholding been required.

         An entity  shall  satisfy the Hedge  Counterparty  Ratings  Requirement  if (a) either (i) if the entity  is a  Financial  Institution,  the  unsecured,  unguaranteed  and  otherwise  unsupported short-term  debt  obligations  of the  entity  are rated at least  "A-2" by S&P or, if the entity does not have a short-term  unsecured  and  unsubordinated  debt rating from S&P, the  unsecured, unguaranteed  and  otherwise  unsupported  long-term  senior debt  obligations  of the entity are rated  at  least  "BBB+"  by S&P,  or  (ii) if such  entity  is not a  Financial  Institution,  a short-term  unsecured and  unsubordinated  debt rating of "A-1" from S&P, or, if such entity does not have a short-term  unsecured and unsubordinated  debt rating from S&P, a long-term  unsecured and  unsubordinated  debt rating or counterparty  rating of "A+" from S&P; and (b) either (i) the unsecured,  unguaranteed  and otherwise  unsupported  long-term  senior debt  obligations of such entity  are  rated at  least  "A3" by  Moody's  and the  unsecured,  unguaranteed  and  otherwise unsupported  short-term  debt  obligations of such entity are rated at least "P-2" by Moody's (if such  entity has both a long-term  and  short-term  rating  from  Moody's) or (ii) if such entity does not have a short-term debt rating from Moody's,  the unsecured,  unguaranteed  and otherwise unsupported  long-term  senior  debt  obligations  of such  entity  are  rated at  least  "A3" by
         Moody's.  For the purpose of this definition,  no direct or indirect recourse against one or more shareholders  of the entity (or  against  any Person in control  of, or  controlled  by, or under common control with, any such  shareholder)  shall be deemed to constitute a guarantee,  security or support of the obligations of the entity.

         Rating Agency shall mean each of S&P and Moody's.

         Rating Agency  Condition  means,  with respect to any particular  proposed act or omission to act hereunder  and each Rating  Agency  specified in  connection  with such proposed act or omission, that the party acting or failing to act must consult with each of the specified  Rating  Agencies and receive from each such Rating Agency a prior written  confirmation  that the proposed  action or  inaction  would  not  cause a  downgrade  or  withdrawal  of the  then-current  rating of any
         Relevant Securities.

     (3) It shall be a ratings event  (Ratings  Event) if at any time after the date hereof (A) so long as
         S&P is currently  rating the  Certificates  and either (i) if the Relevant  Entity is a Financial
         Institution,  the  unsecured,  unguaranteed  and  otherwise  unsupported  long-term  senior  debt obligations  of each  Relevant  Entity are rated  "BBB" or below by S&P or,  (ii) the  unsecured, unguaranteed  and otherwise  unsupported  short-term debt obligations of each Relevant Entity are rated  "A-3" or below by S&P (ii) if the  Relevant  Entity is not a  Financial  Institution,  the
         unsecured and  unsubordinated  short-term  debt  obligations  of each  Relevant  Entity are rated
         "A-2"  or  below  from  S&P,  or,  if such  entity  does  not  have a  short-term  unsecured  and
         unsubordinated   debt  rating  from  S&P,  the  long-term   unsecured  and  unsubordinated   debt
         obligations  are rated  "A" or below by S&P or (iii) if at any time  after  the date  hereof  S&P withdraws all of each  Relevant  Entity's  ratings and no longer rates any Relevant  Entity (such event, an S&P Ratings Event),  (B) so long as Moody's is currently  rating the  Certificates  and
         either  (i)  the  unsecured,   unguaranteed  and  otherwise  unsupported  long-term  senior  debt obligations  of each  Relevant  Entity are  unrated or rated  "Baa1" or below by Moody's (or such rating is withdrawn) or (ii) the unsecured,  unguaranteed  and otherwise  unsupported  short-term debt  obligations  of each  Relevant  Entity are  unrated or rated  "P-3" or below by Moody's (or such rating is withdrawn) (such event, a Moody's Ratings Event).

     (4) Following a Ratings Event, Party A shall take the following actions:

              (a) in the case of an S&P Ratings Event,  Party A, at its sole expense,  shall (i) within 60 calendar days,  subject to extension  upon  satisfaction  of the Rating Agency  Condition in relation to S&P, of the Ratings  Event,  either (x) obtain a  substitute  counterparty  (and provide written notice to each Rating Agency with respect  thereto),  that (A) satisfies the
              Hedge  Counterparty  Ratings  Requirement  and (B) assumes the  obligations of Party A under this  Agreement  (through an  assignment  and  assumption  agreement  in form and  substance reasonably satisfactory to Party B) or replaces the outstanding  Transactions hereunder with transactions  on identical  terms,  except that Party A  shall be replaced as  counterparty, provided  that  such  substitute  counterparty,  as  of  the  date  of  such  assumption  or replacement,  must not, as a result thereof, be required to withhold or deduct on account of tax under the  Agreement or the new  transactions,  as  applicable,  and such  assumption or replacement  must not lead to a termination  event or event of default  occurring in respect of the new  transactions,  as applicable;  provided further that  satisfaction of the Rating
              Agency  Condition  in  relation to S&P shall be  required  within  such 60 calendar  days or longer  period,  as  applicable,  for any  transfer  of any  Transaction  under this  clause
              (a)(i)(x)  unless such transfer is in connection  with the assignment and assumption of this
              Agreement without  modification of its terms by such counterparty,  other than the following
              terms:   party  name,   dates  relevant  to  the  effective  date  of  such  transfer,   tax
              representations  (provided that the  representations  in Part 2(a) are not modified) and any other  representations  regarding  the  status of the  substitute  counterparty  of the type included in Section (c) of this Part 5 and notice  information (in which case, Party A shall provide  prior  written  notice to S&P and the  Supplemental  Interest  Trust  Trustee  with respect  thereto),  (y) furnish an Eligible  Guarantee of Party A's  obligations  under this
              Agreement  from  a  guarantor  that  satisfies  paragraph  (a) of the  definition  of  Hedge
              Counterparty  Ratings Requirement or (z) perform any other action which satisfies the Rating
              Agency  Condition in relation to S&P and (ii) post collateral  according to the terms of the
              Credit Support Annex; and

              (b) in the case of a  Moody's  Ratings  Event,  Party A,  at its  sole  expense,  shall  use commercially  reasonable efforts to (i), as soon as reasonably  practicable,  (A) furnish an
              Eligible  Guarantee of Party A's  obligations  under this  Agreement  from a guarantor  that satisfies  paragraph (b) of the definition of Hedge Counterparty  Ratings Requirement or (B)
              obtain a substitute  counterparty  (and provide prior  written  notice to each Rating Agency with respect  thereto)  that (1) is  reasonably  acceptable  to Party B, (2)  satisfies  the paragraph (b) of the definition of Hedge  Counterparty  Ratings  Requirement and (3) assumes the  obligations  of Party A under this  Agreement  (through an  assignment  and  assumption agreement  in form  and  substance  reasonably  satisfactory  to Party  B) or  replaces  the outstanding  Transactions  hereunder  with  transactions  on  substantially  the same terms, including  rating  triggers,  credit  support  documentation  and other  provisions  of this
              Agreement,  except  that  Party A shall be  replaced  as  counterparty,  provided  that such substitute  counterparty,  as of the date of such assumption or replacement,  must not, as a result  thereof,  be required to withhold or deduct on account of tax under the Agreement or the new transactions,  as applicable,  and such assumption or replacement must not lead to a termination  event or event of default  occurring  in respect  of the new  transactions,  as applicable  and (ii) post  collateral  according to the terms of the Credit  Support  Annex.
              Party A's failure to post collateral  pursuant to Part  5(b)(4)(b)(ii)  shall  constitute an
              Event of Default  with Party A as the sole  Affected  Party.  Party A's  failure to act in a commercially  reasonable manner pursuant to Part 5(b)(4)(b)(i)  shall constitute a Breach of
              Agreement under Section 5(a)(ii).

(c)  Section  3(a)  of  this   Agreement   is  hereby   amended  to  include  the   following   additional
     representations after paragraph 3(a)(v):

     (vi)  Eligible  Contract  Participant.  It is an  "eligible  contract  participant"  as such  term is defined in Section 35.1 (b) (2) of the  regulations (17 C.F.R.  35) promulgated  under and as defined in section 1a(12) of the U.S. Commodity Exchange Act, as amended.

     (vii)  Individual  Negotiation.   This  Agreement  and  each  Transaction  hereunder  is  subject  to individual negotiation by the parties.

     (viii)  Relationship  between Party A and Party B. Other than as provided in Part 5(f), each of Party
     A and  Party B will be  deemed  to  represent  to the  other on the date on  which it  enters  into a
     Transaction  or an amendment  thereof that (absent a written  agreement  between  Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

         (1)      Capacity.  Party A  represents  to Party B on the date on which Party A enters into this
         Agreement  that it is entering  into the Agreement  and the  Transaction  as principal and not as agent of any  person.  Party B  represents  to Party A on the date on which  Party B enters  into this  Agreement  it is  entering  into the  Agreement  and the  Transaction  in its  capacity  as
         Supplemental  Interest Trust Trustee on behalf of the  Supplemental  Interest Trust created under the Pooling and Servicing Agreement in respect of the Adjustable Rate Mortgage Trust 2007-2.

         (2)      Non-Reliance.  Party A is acting for its own  account  and with  respect to Party B, the
         Supplemental  Interest Trust Trustee has been directed under the Pooling and Servicing  Agreement to  execute  this  Agreement  solely as  Supplemental  Interest  Trust  Trustee  on behalf of the
         Supplemental  Interest Trust created under the Pooling and Servicing  Agreement in respect of the
         Adjustable Rate Mortgage Trust 2007-2.  Each of Party A and the  Supplemental  Interest Trust has
         made its own  independent  decisions  to enter  into  that  Transaction  and as to  whether  that
         Transaction  is  appropriate  or proper for it based upon its own  judgment  and upon advice from such  advisors as it has deemed  necessary.  It is not relying on any  communication  (written or oral) of the  other  party as  investment  advice  or as a  recommendation  to  enter  into  that
         Transaction;  it being  understood  that  information and  explanations  related to the terms and conditions of a Transaction  shall not be considered  investment  advice or a  recommendation  to enter into that  Transaction.  No  communication  (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

         (3)      Evaluation  and  Understanding.  It is capable of evaluating and  understanding  (on its own behalf or through independent  professional  advice), and understands and accepts, the terms, conditions  and risks of this  Agreement and each  Transaction  hereunder.  It is also capable of assuming,  and assumes,  all  financial and other risks of this  Agreement  and each  Transaction hereunder.

         (4)      Status of Parties.  The other  party is not acting as a  fiduciary  or an advisor for it in respect of that Transaction.

 (d)  Section 4 is hereby amended by adding the following new agreement:

     Actions  Affecting  Representations.  Party B agrees not to take any  action  during the term of this
     Agreement or any Transaction  hereunder that renders or could render any of the  representations  and warranties  in this  Agreement  untrue,  incorrect,  or  incomplete,  and, if any event or  condition occurs that renders or could render any such representation untrue,  incorrect, or incomplete,  Party
     B will  immediately  give written notice thereof to Party A upon obtaining  actual  knowledge of such action.

(e)  Transfer.

     (i)  Section 7 is hereby amended to read in its entirety as follows:

         "Except as stated under  Section  6(b)(ii),  provided that to the extent Party A makes a transfer pursuant to Section  6(b)(ii) it will provide a prior  written  notice to the Rating  Agencies of such transfer,  neither Party A nor Party B is permitted to assign,  novate or transfer  (whether by way of  security  or  otherwise)  as a whole  or in part  any of its  rights,  obligations  or interests  under this  Agreement  or any  Transaction  without the prior  written  consent of the other  party;  provided,  however,  that (i) Party A may make such a transfer  of this  Agreement pursuant  to a  consolidation  or  amalgamation  with,  or merger  with or into,  or  transfer of substantially  all of its assets to, another  entity,  or an  incorporation,  reincorporation  or reconstitution,  and (ii) Party A may  transfer  this  Agreement to any Person that is an office, branch or affiliate of Party A (any such Person,  office,  branch or affiliate,  a Transferee) on at least five Business  Days' prior written  notice to Party B;  provided  that,  with respect to clause  (ii),  (A) as of the  date of such  transfer  the  Transferee  will  not be  required  to withhold  or deduct on  account  of a Tax from any  payments  under  this  Agreement  unless  the
         Transferee  will be  required  to  make  payments  of  additional  amounts  pursuant  to  Section
         2(d)(i)(4)  of this  Agreement  in  respect  of such  Tax;  (B) a  Termination  Event or Event of
         Default  does not occur under this  Agreement  as a result of such  transfer;  (C) such notice is accompanied by a written  instrument  pursuant to which the  Transferee  acquires and assumes the rights and  obligations of Party A so  transferred;  and (D) Party A will be responsible  for any costs or expenses incurred in connection with such transfer.  Notwithstanding  the foregoing,  no transfer shall be made unless the transferring party obtains a written  acknowledgment  from each of the Rating Agencies other than Moody's that,  notwithstanding such transfer,  the then-current ratings of the  Certificates  will not be  reduced or  withdrawn,  provided,  however,  that this provision  shall not apply to any transfer that is made  pursuant to the  provisions of Part 5(b)
         of this Agreement.

         Except as specified otherwise in the documentation  evidencing a transfer,  a transfer of all the obligations of Party A made in compliance  with this Section 7 will  constitute an acceptance and assumption of such  obligations (and any related  interests so transferred) by the Transferee,  a novation  of the  transferee  in place  of  Party A with  respect  to such  obligations  (and any related  interests so  transferred),  and a release and discharge by Party B of Party A from, and an  agreement  by Party B not to make any claim for  payment,  liability,  or  otherwise  against
         Party A with respect to, such obligations from and after the effective date of the transfer.

         In addition,  Party A may transfer this  Agreement  without the prior written  consent of Party B but  with  prior  written  notice  to S&P and the  Supplemental  Interest  Trust  Trustee,  to an
         Affiliate of Party A that (i) satisfies the Hedge  Counterparty  Rating  Requirements or that has furnished  a  guarantee,  subject  to  Rating  Agency  Condition  in  relation  to  S&P,  of  the obligations  under this Agreement from a guarantor that satisfies the Hedge  Counterparty  Rating
         Requirements  and (ii) as of the date of such  transfer  such  Affiliate  will not be required to withhold  or deduct on  account  of a Tax from any  payments  under this  Agreement  unless  such
         Affiliate  will  be  required  to  make  payments  of  additional  amounts  pursuant  to  Section
         2(d)(i)(4) of this  Agreement in respect of such Tax;  provided that  satisfaction  of the Rating
         Agency  Condition in relation to S&P will be required  unless such transfer is in connection with the  assignment and assumption of this  Agreement by such an Affiliate  without  modification  of its terms,  other than the following  terms:  party name, dates relevant to the effective date of such  transfer,  tax  representations  (provided  that the  representations  in Part 2(a) are not modified)  and  any  other  representations  regarding  the  status  of  such  an  Affiliate  the substitute  counterparty  of the type  included  in  Section  (c) of this  Section  7 and  notice information (in which case, Party A shall provide written notice to S&P with respect thereto).

         Party B will execute such  documentation  as is  reasonably  deemed  necessary by Party A for the effectuation of any transfer under this Section 7."

     (ii) If an  Eligible  Replacement  has made a Firm  Offer  (which  means an offer  that  will  become legally  binding upon  acceptance by Party B) to be the  transferee  pursuant to a transfer under
         Part  5(b),  Party B shall,  at Party A's  written  request  and at Party A's  expense,  take any reasonable steps required to be taken by Party B to effect such transfer.

(f)  Supplemental  Interest Trust Trustee Capacity.  It is expressly  understood and agreed by the parties hereto  that  (i)  this  Agreement  is  executed  and  delivered  by  Wells  Fargo  Bank,  N.A.  (the
     "Supplemental  Interest  Trust  Trustee") not in its  individual or corporate  capacity but solely as
     Supplemental  Interest Trust Trustee on behalf of the  Supplemental  Interest Trust created under the
     Pooling and Servicing  Agreement for the  Adjustable  Rate Mortgage  Trust 2007-2 (the  "Supplemental
     Interest  Trust"),  in the exercise of the powers and authority  conferred and vested in it under the
     PSA, (ii) each of the  representations,  undertakings  and agreements  herein made on the part of the
     Supplemental  Interest Trust is made and intended not as personal  representations,  undertakings and agreements  by the  Supplemental  Interest  Trust Trustee but is made and intended for the purpose of binding only the  Supplemental  Interest Trust,  (iii) nothing herein contained shall be construed as creating any  liability on the part of the  Supplemental  Interest  Trust  Trustee,  individually  or personally,  to  perform  any  covenant  either  expressed  or  implied  contained  herein,  all such liability,  if any,  being  expressly  waived by the parties  hereto and by any Person  claiming  by, through or under the parties hereto and (iv) under no circumstances  shall the Supplemental  Interest
     Trust  Trustee  be  personally  liable  for  the  payment  of any  indebtedness  or  expenses  of the
     Supplemental   Interest   Trust  or  be  liable  for  the  breach  or  failure  of  any   obligation,
     representation,  warranty or covenant  made or undertaken by the  Supplemental  Interest  Trust under this  Agreement or any other  related  documents as to all of which  recourse  shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the PSA.

(g)  Proceedings.  No Relevant  Entity  shall  institute  against,  or cause any other person to institute against,  or join any  other  person in  instituting  against  Party B or the  trust or  supplemental interest trust created pursuant to the PSA any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation proceedings,  or other proceedings under any federal or state bankruptcy,  dissolution or similar law, for a period of one year and one day, or if longer the applicable  preference  period then in  effect,  following  payment  in full of the  Certificates.  Nothing  shall  preclude,  or be deemed to stop,  a  Relevant  Entity  (i) from  taking  any  action  prior to the  expiration  of the aforementioned  one year and one day period,  or if longer the applicable  preference  period then in effect,  in (A) any case or  proceeding  voluntarily  filed or commenced by Party B or the trust,  as applicable or (B) any  involuntary  insolvency  proceeding  filed or commenced by a Person other than
     Party A, (ii) from  commencing  against  Party B or any of the Mortgage  Loans any legal action which is not a bankruptcy,  reorganization,  arrangement,  insolvency,  moratorium,  liquidation or similar proceeding or (iii) from taking any action (not  otherwise  mentioned in this  paragraph)  which will prevent an impairment of any right  afforded to it under the PSA as a third party  beneficiary.  This provision shall survive termination of this Agreement.

(h)  Change  of  Account.  Section  2(b) of this  Agreement  is  hereby  amended  by the  addition  of the following after the word "delivery" in the first line thereof:-

     "to another account in the same legal and tax jurisdiction as the original account"

(i)  Pooling and Servicing  Agreement.  Party B will provide notice pursuant to the PSA, to Party A of any proposed  amendment or  modification  to the PSA and Party B will obtain the prior written consent of
     Party A (such  consent  not to be  unreasonably  withheld)  where to such  consent is  required to be obtained as provided under the PSA any such amendment or modification.

(j)  No Set-off.  Except as  expressly  provided  for in Section  2(c),  Section 6 hereof,  Part  5(y)(vi)
     below  or  paragraphs  8(a) or 8(b) of the  Credit  Support  Annex,  and  notwithstanding  any  other provision  of this  Agreement  or any other  existing  or future  agreement,  each party  irrevocably waives any and all rights it may have to set off,  net,  recoup or  otherwise  withhold or suspend or condition  payment or performance of any obligation  between it and the other party hereunder against any  obligation  between it and the other party  under any other  agreements.  Section  6(e) shall be amended by deleting  the  following  sentence:  "The amount,  if any,  payable in respect of an Early
     Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k)  Notice of Certain  Events or  Circumstances.  Each party agrees,  upon learning of the  occurrence or existence of any event or condition  that  constitutes  (or that with the giving of notice or passage of time or both  would  constitute)  an Event of Default or  Termination  Event with  respect to such party,  promptly to give the other  party  notice of such event or  condition  (or, in lieu of giving notice of such  event or  condition  in the case of an event or  condition  that  with the  giving of notice or passage  of time or both would  constitute  an Event of Default or  Termination  Event with respect to the party,  to cause such event or condition to cease to exist before becoming an Event of
     Default or  Termination  Event);  provided that failure to provide  notice of such event or condition pursuant to this Part 5(k) shall not constitute an Event of Default or a Termination Event.

(l)  Regarding  Party  A.  Party  B  acknowledges  and  agrees  that  Party A has  had  and  will  have no involvement  in and,  accordingly  Party A accepts  no  responsibility  for:  (i) the  establishment, structure,  or choice of assets of Party B; (ii) the selection of any person performing  services for or acting on behalf of Party B; (iii) the selection of Party A as the counterparty  (other than Party
     A's  submission  of a bid in  connection  therewith);  (iv) the  terms of the  Certificates;  (v) the preparation of or passing on the disclosure and other information  contained in any offering circular for the  Certificates,  the PSA, or any other  agreements  or documents  used by Party B or any other party in connection with the marketing and sale of the Certificates (other than information  provided in writing by Party A for purposes of the disclosure  document  relating to the  Certificates);  (vi)
     the ongoing  operations and administration of Party B, including the furnishing of any information to
     Party B which is not specifically  required under this Agreement;  or (vii) any other aspect of Party
     B's existence.

(m)  Rating Agency  Approval on Amendment.  In addition to the  requirements  of Section 9, this Agreement will not be amended  unless Party B shall have obtained  satisfaction  of the Rating Agency  Approval
     Condition with respect to each Rating Agency.

(n)  Jurisdiction.  Section  13(b) is hereby  amended by: (i) deleting in the second line of  subparagraph
     (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

(o)  Limited  Recourse.  Notwithstanding  any  provision  herein or in the ISDA  Master  Agreement  to the contrary,  the obligations of Party B hereunder are limited recourse  obligations of Party B, payable solely from the Supplemental  Interest Trust assets,  in accordance with the terms of the PSA. In the event that the  Supplemental  Interest  Trust  assets  should be  insufficient  to satisfy all claims outstanding  and following the  realization of the  Supplemental  Interest  Trust assets,  any claims against  or  obligations  of Party B under  the  ISDA  Master  Agreement  or any  other  confirmation thereunder  still  outstanding  shall be  extinguished  and thereafter not revive.  The  Supplemental
     Interest  Trust  Trustee  shall  not have  liability  for any  failure  or delay in  making a payment hereunder to Party A due to any failure or delay in receiving amounts from the Supplemental  Interest
     Trust created pursuant to the PSA.

(p)  Reserved.

(q)  Waiver of Jury Trial.  Each party waives,  to the fullest  extent  permitted by  applicable  law, any right it may have to a trial by jury in respect of any suit,  action or  proceeding  relating to this
     Agreement or any Credit Support  Document.  Each party  certifies (i) that no  representative,  agent or  attorney  of the other  party or any  Credit  Support  Provider  has  represented,  expressly  or otherwise,  that such other party would not, in the event of such a suit, action or proceeding,  seek to enforce the foregoing waiver and (ii)  acknowledges  that it and the other party have been induced to enter into this Agreement and provide for any Credit Support  Document,  as applicable,  by, among other things, the mutual waivers and certifications in this Section.

(r)  Consent to  Recording.  Each party (i) consents to the recording of the  telephone  conversations  of trading  and  marketing  personnel  of the  parties  and their  Affiliates  in  connection  with this
     Agreement  or any  potential  transaction  and (ii) if  applicable,  agrees to obtain  any  necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(s)  Severability.  If any term, provision,  covenant, or condition of this Agreement,  or the application thereof to any party or  circumstance,  shall be held to be  illegal,  invalid or  unenforceable  (in whole or in part) for any reason,  the remaining terms,  provisions,  covenants and conditions hereof shall  continue in full force and effect as if this  Agreement  had been  executed  with the illegal, invalid or unenforceable  portion  eliminated,  so long as this Agreement as so modified continues to express,  without  material change,  the original  intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement  will not  substantially  impair the respective benefits or expectations of the parties to this Agreement.

(t)  Escrow  Payments.  If (whether by reason of the time difference  between the cities in which payments or  deliveries  are to be  made  or  otherwise)  it is not  possible  for  simultaneous  payments  or deliveries  to be made on any date on which both parties are required to make  payments or deliveries hereunder,  either party may at its option and in its sole discretion notify the other party (Section
     2(b) of this  Agreement  notwithstanding)  that payments or deliveries on that date are to be made in escrow  (such party being the  Appointing  Party).  In this case,  deposit of the payment or delivery due earlier on that date will be made by 2:00 pm (local time at the place for the earlier  payment or delivery)  on that date  with an escrow  agent  selected  by the  Appointing  Party,  accompanied  by irrevocable payment or delivery  instructions (i) to release the deposited payment or delivery to the intended  recipient  upon receipt by the escrow agent of the  required  deposit of the  corresponding payment or  delivery  from the other party on the same date  accompanied  by  irrevocable  payment or delivery  instructions  to the same  effect,  or (ii) if the  required  deposit of the  corresponding payment or delivery is not made on that same date,  to return the  payment or delivery  deposited  to the party that paid or  delivered  it into  escrow.  The  Appointing  Party will pay all costs of the escrow  arrangements.  The  Appointing  Party  will  bear  the  risk of any  failure  of the  bank it nominates to be its escrow agent to fully and promptly  perform the  obligations of such escrow agent as  contemplated  in this Part 5(t) Any amounts payable or deliveries to be made under this Agreement by the Appointing  Party which are not received by the other party hereto on the due date will remain due and payable or to be made by the  Appointing  Party as of such date  (assuming  timely payment or delivery on the due date of amounts  payable or  deliveries  to be made by the other  party  hereto).
     Any amounts or deliveries  due from the other party,  which have been paid or delivered to the escrow agent in accordance with this Part 5(t) (and any  instructions  in connection  therewith given to the other party by the Appointing  Party) shall be treated as having been paid or delivered by such other party and  received by the  Appointing  Party as of the date on which they were paid or  delivered to the Appointing  Party's escrow agent.  The Appointing  Party shall cause the escrow  arrangements  to provide that the other party shall be entitled to interest on any payment due to be  deposited  first for each day in the period of its  deposit at the rate  offered by the escrow  agent for that day for overnight  deposits in the relevant  currency in the office where it holds that deposited payment (at
     11:00 a.m.  local time on that day) if that  payment is not  released by to the other party 5:00 p.m.
     local time on the date it is deposited for any reason other than the intended  recipient's failure to make the escrow deposit it is required to make under this paragraph in a timely fashion..

(u)  Compliance with Regulation AB.

     (i) Party A agrees and  acknowledges  that Depositor  ("Depositor")  is required under  Regulation AB under the  Securities Act of 1933, as amended,  and the  Securities  Exchange Act of 1934, as amended
     (the "Exchange Act")  ("Regulation  AB"), to disclose  certain  information  regarding Party A or its group of affiliated entities,  if applicable,  depending on the aggregate  "significance  percentage"
     under this Agreement and any other  derivative  contracts  between Party A or its group of affiliated entities,  if applicable,  and Party B, as calculated  from time to time in accordance with Item 1115 of Regulation AB.

     (ii)It shall be a swap  disclosure  event  ("Swap  Disclosure  Event") if, on any Business Day during the term of the Transaction  hereunder,  Depositor  requests (in writing) from Party A the applicable financial  information  described  in Item  1115 of  Regulation  AB  (such  request  to be based on a reasonable  determination  by  Depositor,  in good faith,  that such  information  is required  under
     Regulation  AB as a result of the  aggregate  "significance  percentage"  exceeding  10%) (the  "Swap
     Financial Disclosure").

     (iii)        Upon the occurrence of a Swap Disclosure Event,  Party A, at its own expense,  shall (a)
     provide to Depositor the Swap Financial  Disclosure,  (b) secure another entity to replace Party A as party to this  Agreement  on terms  substantially  similar  to this  Agreement  and  subject to prior notification to the Rating Agencies,  provided,  that  satisfaction of the Rating Agency Condition in relation  to S&P shall be  required  for any  transfer of any  Transactions  under this clause  (iii)
     unless such transfer is in connection  with the  assignment  and assumption of this Agreement by such substitute  counterparty  without  modification of its terms,  other than the following terms:  party name, dates relevant to the effective date of such transfer,  tax representations  (provided that the representations in Part 2(a) are not modified) and any other representations  regarding the status of the  substitute  counterparty  of the  type  included  in  Section  (c)  of  this  Part 5 and  notice information (in which case, Party A shall provide written notice to S&P with respect thereto),  which entity (or a guarantor  therefor)  meets or exceeds the Hedge  Counterparty  Ratings  Requirement and which entity is able to comply with the financial  information  disclosure  requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of the Party A's  obligations  under this Agreement from an affiliate  of the  Party  A that  is  able  to  comply  with  the  financial  information  disclosure requirements  of Item 1115 of  Regulation  AB,  such  that  disclosure  provided  in  respect  of the affiliate will satisfy any disclosure requirements  applicable with respect to the Counterparty,  and cause such  affiliate to provide Swap  Financial  Disclosure.  If  permitted  by  Regulation  AB, any required Swap Financial  Disclosure may be provided by  incorporation by reference from reports filed pursuant to the Exchange Act.

(v)  Third Party Beneficiary.

     Depositor  shall be an express third party  beneficiary of this Agreement as if a party hereto to the extent of the Depositor's rights explicitly specified herein.

(w)  Credit Support  Default.  Section  5(a)(iii)(1) of this Agreement is hereby deleted and replaced with the following:

     "(1) The  occurrence  of an Event of  Default  under any  Credit  Support  Document  if such Event of
     Default is continuing after any applicable grace period has elapsed;"

(x)  Tax.  Notwithstanding  the  definition of  "Indemnifiable  Tax" in Section 14 of this  Agreement,  in relation to payments by Party A, any Tax shall be an  Indemnifiable  Tax and, in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

(y)  Calculations.  Notwithstanding  Section  6 of this  Agreement,  so long  as  Party A is (A) the  sole
Affected  Party  (other  than  pursuant  to an  Illegality  or Tax Event) or (B) the  Defaulting  Party in
respect of any Event of Default, Market Quotation and paragraphs (i) to (vii) below will apply:

     (i)      The definition of "Market  Quotation" shall be deleted in its entirety and replaced with the following:

           ""Market  Quotation" means, with respect to one or more Terminated  Transactions,  a Firm Offer
           (which may be solicited by either Party A or Party B) which is:

           (1)    made by a Reference Market-maker that is an Eligible Replacement;

           (2)    for an amount  that  would be paid to Party B  (expressed  as a  negative  number) or by
           Party B (expressed as a positive number) in  consideration of an agreement  between Party B and such Reference  Market-maker (which agreement includes an indemnification  agreement reasonably acceptable to the Depositor) to enter into a transaction (the "Replacement  Transaction")  that would have the effect of  preserving  for Party B the  economic  equivalent  of any  payment or delivery  (whether  the  underlying  obligation  was  absolute or  contingent  and assuming the satisfaction  of each  applicable  condition  precedent) by the parties under this Agreement in respect of such Terminated  Transactions or group of Terminated  Transactions  that would,  but for the occurrence of the relevant Early Termination Date, have been required after that date;

           (3)    made on the basis  that  Unpaid  Amounts in respect  of the  Terminated  Transaction  or group of  Transactions  are to be excluded  but,  without  limitation,  any payment or delivery that  would,  but for the  relevant  Early  Termination  Date,  have  been  required  (assuming satisfaction of each applicable  condition  precedent) after that Early  Termination Date is to be included; and

           (4)    made in respect of a  Replacement  Transaction  with  terms  that are,  in all  material respects,  no less  beneficial for Party B than those of this Agreement (save for the exclusion of provisions  relating to Transactions  that are not Terminated  Transactions),  as determined by Party B."

     (ii)     In determining  whether or not a Firm Offer satisfies the condition in sub-paragraph  (4) of
     Market Quotation, Party B shall act in a commercially reasonable manner.

     (iii)    The  definition  of  "Settlement  Amount" shall be deleted in its entirety and replaced with the following:

           ""Settlement Amount" means, with respect to any Early Termination Date:

           (1)    if, on or prior to such Early  Termination  Date,  a Market  Quotation  for the relevant
           Terminated  Transaction  or group of  Terminated  Transactions  is  accepted  by Party B or the
           Depositor  (on  its  behalf)  so  as  to  become  legally  binding,  the  Termination  Currency
           Equivalent of the amount (whether positive or negative) of such Market Quotation;

           (2)    if, on such Early  Termination  Date, no Market  Quotation  for the relevant  Terminated
           Transaction or group of Terminated  Transactions  has been accepted by Party B or the Depositor
           (on its behalf) so as to become  legally  binding and one or more Market  Quotations  have been communicated  to Party B or the  Depositor  (on its  behalf)  and remain  capable  of  becoming legally  binding upon  acceptance by Party B or the Depositor (on its behalf),  the Termination
           Currency  Equivalent of the amount (whether  positive or negative) of the lowest of such Market
           Quotations (for the avoidance of doubt, (i) a Market  Quotation  expressed as a negative number is lower  than a Market  Quotation  expressed  as a  positive  number and (ii) the lower of two
           Market  Quotations  expressed as negative  numbers is the one with the largest absolute value);
           or

           (3)    if, on such Early  Termination  Date, no Market  Quotation  for the relevant  Terminated
           Transaction  or group of  Terminated  Transactions  is accepted by Party B or the Depositor (on its behalf) so as to become legally  binding and no Market  Quotations  have been  communicated to Party B or the  Depositor  (on its behalf) and remain  capable of becoming  legally  binding upon acceptance by Party B or the Depositor (on its behalf),  Party B's Loss (whether  positive or  negative  and  without  reference  to any  Unpaid  Amounts)  for  the  relevant  Terminated
           Transaction or group of Terminated Transactions."

     (iv)     At any time on or before the Early  Termination Date at which two or more Market  Quotations have been  communicated  to Party B or the Depositor  (on its behalf) and remain  capable of becoming legally  binding  upon  acceptance  by  Party  B or the  Depositor  (on its  behalf),  Party B or the
     Depositor  (on its behalf)  shall be  entitled  to accept  only the lowest of such Market  Quotations
     (for the avoidance of doubt,  (i) a Market  Quotation  expressed as a negative number is lower than a
     Market  Quotation  expressed  as a  positive  number  and (ii) the  lower  of two  Market  Quotations expressed as negative numbers is the one with the largest absolute value).

     (v)      If Party B or the  Depositor  (on its behalf)  requests  Party A in writing to obtain Market
     Quotations, Party A shall use reasonable efforts to do so before the Early Termination Date.

     (vi)     If the Settlement  Amount is a negative number,  Section  6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

      ""Second  Method and Market  Quotation." If Second Method and Market  Quotation  apply,  (1) Party B shall pay to Party A an amount equal to the absolute  value of the  Settlement  Amount in respect of the Terminated  Transactions,  (2) Party B shall pay to Party A the Termination  Currency Equivalent of the  Unpaid  Amounts  owing  to  Party A and (3)  Party A shall  pay to  Party B the  Termination
      Currency  Equivalent of the Unpaid Amounts owing to Party B; provided that, (i) the amounts  payable under (2) and (3) shall be subject to netting in  accordance  with  Section  2(c) of this  Agreement and (ii)  notwithstanding  any other  provision  of this  Agreement,  any amount  payable by Party A under (3) shall not be netted against any amount payable by Party B under (1)."

     (vii)    For purposes of this Part 5(y),

      "Eligible  Replacement"  means an entity (A) satisfying the Hedge Counterparty  Ratings  Requirement or (B)  whose  present  and  future  obligations  owing  to  Party B are  guaranteed  pursuant  to a guarantee provided by a guarantor satisfying the Hedge Counterparty Ratings Requirements.

      "Firm  Offer"  means an offer  which,  when made,  was  capable of  becoming  legally  binding  upon acceptance.

(z)  Rating Agency  Notifications.  Notwithstanding any other provision of this Agreement,  this Agreement shall not be amended,  no Early  Termination Date shall be effectively  designated by Party B, and no transfer of any rights or obligations  under this  Agreement  shall be made (other than a transfer of all of Party A's rights and  obligations  with respect to this Agreement in accordance with Part 5(e)
     above) unless each Rating Agency has been given prior written notice of such  amendment,  designation or transfer.

(aa) Applicable  Rating Agency.  Rating triggers and other Rating  Agency-related  provisions herein apply only for so long as that particular Rating Agency is rating the certificates.

(bb) Timing of Payments by Party B upon Early  Termination.  Notwithstanding  anything to the  contrary in
     Section  6(d)(ii),  to the extent that all or a portion (in either case,  the  "Unfunded  Amount") of any amount that is  calculated  as being due in respect of any Early  Termination  Date under Section
     6(e) from  Party B to Party A will be paid by Party B from  amounts  other than any  upfront  payment paid to Party B by an Eligible  Replacement that has entered a Replacement  Transaction with Party B, then such Unfunded  Amount shall be due on the next subsequent  Distribution  Date following the date on which the payment would have been payable as determined in accordance with Section  6(d)(ii),  and on any subsequent  Distribution  Dates until paid in full (or if such Early  Termination  Date is the final Distribution Date, on such final Distribution  Date);  provided,  however,  that if the date on which the payment  would have been payable as determined  in  accordance  with Section  6(d)(ii) is a
     Distribution Date, such payment will be payable on such Distribution Date.

(cc) Safe Harbors.  Each party to this Agreement acknowledges that:

     (i) This  Agreement,  including  any Credit  Support  Document,  is a "master  netting  agreement" as defined in the U.S.  Bankruptcy Code (the "Code"),  and this Agreement,  including any Credit Support
     Document,  and each  Transaction  hereunder  is of a type set forth in Section  561(a)(1)-(5)  of the
     Code;

     (ii)Party A is a "master netting  agreement  participant" and a "swap  participant" as defined in the
     Code;

     (iii)        The remedies  provided  herein,  and in any Credit  Support  Document,  are the remedies referred to in Section  561(a),  Sections  362(b)(6),  (7), (17) and (27),  and Section 362(o) of the
     Code;

     (iv)All transfers of cash,  securities or other property under or in connection  with this Agreement, any  Credit  Support  Document  or any  Transaction  hereunder  are  "margin  payments,"  "settlement payments" and/or  "transfers" under Sections 546(e),  (f), (g) or (j), and under Section 548(d)(2) of the Code; and

     (v) Each obligation under this Agreement,  any Credit Support  Document or any Transaction  hereunder is an  obligation  to make a "margin  payment,"  "settlement  payment"  and/or  "payment"  within the meaning of Sections 362, 560 and 561 of the Code.

                                   [remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

                                                                           WELLS FARGO BANK, N.A., not in its individual or corporate capacity but solely as Supplemental Interest Trust Trustee on behalf of the
                                                                           Supplemental Interest Trust created under the Pooling and Servicing
                      CREDIT SUISSE INTERNATIONAL                                Agreement for the Adjustable Rate Mortgage Trust 2007-2

By: ________________________________________________                      By:________________________________________________________
Name:                                                                     Name:
Title:                                                                    Title:

By: ________________________________________________
Name:
Title:

A&O Draft: June 13, 2007
                                          Facsimile Cover Sheet

To:                                 Wells Fargo Bank,  N.A., not in its  individual or corporate  capacity but
                                    solely  as   Supplemental   Interest   Trust  Trustee  on  behalf  of  the
                                    Supplemental  Interest  Trust  created  under the  Pooling  and  Servicing
                                    Agreement for the Adjustable Rate Mortgage Trust 2007-2

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               30 May 2007

Pages (including cover page):               8

Our Reference No: External ID: 53229255N3 / Risk ID: 447812594

Credit Suisse  International  has entered into a transaction with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified  therein,  please arrange for the  Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                                   For Equity Derivatives:
Telephone Numbers: (212) 538-9370                                             Telephone numbers: (212) 538-4437 /
Facsimile number: (917) 326-8603                                              (212) 538-8297 / (212) 325-5119
Email: list.otc-inc-accept-ny@credit-suisse.com                               Facsimile number: (212) 325-8173

For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain  information which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible  for delivering the message to the intended  recipient,  you are hereby notified that any dissemination,  distribution or copying of this communication is strictly  prohibited.  If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

                                                                                               30 May 2007

Wells Fargo Bank, N.A., not in its individual or corporate capacity but solely as Supplemental Interest
Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing
Agreement for the Adjustable Rate Mortgage Trust 2007-2
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn:  Client Manager - CSFB ARMT 2007-2
Fax:  410-715-2380

External ID: 53229255N3

___________________________________________________________________________

Dear Sirs,

The purpose of this letter agreement (this  "Confirmation")  is to confirm the terms and conditions of the
Transaction  entered  into  between  us on the  Trade  Date  specified  below  (the  "Transaction").  This
Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

         In this  Confirmation  "CSIN" means Credit Suisse  International and  "Counterparty"  means Wells
Fargo Bank,  N.A., not in its individual or corporate  capacity but solely as Supplemental  Interest Trust
Trustee on behalf of the  Supplemental  Interest  Trust created under the Pooling and Servicing  Agreement for the Adjustable Rate Mortgage Trust 2007-2.

1.       The  definitions  and  provisions  contained in the 2000 ISDA  Definitions  (as  published by the
         International   Swaps   and   Derivatives   Association,   Inc.)  are   incorporated   into  this
         Confirmation.  In the event of any  inconsistency  between those  definitions  and provisions and this  Confirmation,  this  Confirmation will govern.  References herein to a "Transaction"  shall be  deemed  to be  references  to a  "Swap  Transaction"  for  the  purposes  of  the  2000  ISDA
         Definitions.

         This Confirmation  supplements,  forms part of, and is subject to, the 1992 ISDA Master Agreement dated  as of 30 May  2007 as  amended  and  supplemented  from  time to time  (the  "Agreement"), between you and us. All provisions  contained in the Agreement  govern this  Confirmation  except as expressly modified below.

         CSIN  and  Counterparty  each  represents  to the  other  that  it has  entered  into  this  Swap
         Transaction in reliance upon such tax,  accounting,  regulatory,  legal,  and financial advice as it deems necessary and not upon any view expressed by the other.

2        The terms of the particular Transaction to which this Confirmation relates are as follows:

                  Transaction Type:                    Interest Rate Swap

                  Notional Amount:                     USD  466,545,000.00  subject to amortization as set
                                                       out in the Additional Terms

                  Trade Date:                          21 May 2007

                  Effective Date:                      30 May 2007

                  Termination Date:                    25 March 2012

         Fixed Amounts:

                  Fixed Rate Payer:                     Counterparty

                  Fixed Rate Payer
                  Period End Dates:                    The 25th day of each month,  commencing  on 25 June
                                                       2007, and ending on the  Termination  Date, in each
                                                       case subject to No Adjustment.

                  Fixed Rate Payer
                  Payment Dates:                       One  Business  Day  prior to the Fixed  Rate  Payer
                                                       Period End Date.

                  Initial Fixed Rate Payer
                  Calculation Period:                  From   and   including   30  May  2007  up  to  but
                                                       excluding 25 June 2007.

                  Fixed Rate:                          5.196% per annum.

                  Fixed Rate
                  Day Count Fraction:                  30/360

         Floating Amounts

                  Floating Rate Payer:                 CSIN

                  Floating Rate Payer
                  Period End Dates:                    The 25th day of each month,  commencing  on 25 June
                                                       2007, and ending on the  Termination  Date, in each
                                                       case subject to adjustment  in accordance  with the
                                                       Following Business Day Convention.

                  Floating Rate Payer
                  Payment Dates:                       One  Business  Day  prior to the Fixed  Rate  Payer
                                                       Period End Date.

                  Initial Floating Rate
                  Payer Calculation Period:            From   and   including   30  May  2007  up  to  but
                                                       excluding 25 June 2007.

                  Floating Rate Option:                USD-LIBOR-BBA,  provided,  however, that in respect
                                                       of the  Initial  Floating  Rate  Payer  Calculation
                                                       Period,  Linear  Interpolation  shall  apply  based
                                                       upon  a  Designated  Maturity  of  2  weeks  and  a
                                                       Designated Maturity of 1 month.

                  Designated Maturity:                 1 month (except as noted above)

                  Spread:                              None

                  Floating Rate
                  Day Count Fraction:                  Actual/360

                  Reset Dates:                         The   first   day  of  each   Calculation   Period,
                                                       commencing on 30 May 2007.

                  Compounding:                         Inapplicable

         Business Day:                                 New York

         Calculation Agent:                            CSIN

3.       Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            Wells Fargo Bank, N.A.
                                                       ABA: 121000248
                                                       Account Name: SAS Clearing
                                                       Account Number: 3970771416
                                                       FFC:   53141201,   CSFB  ARMT   07-2   Supplemental
                                                       Interest Account

         For the purpose of facilitating  this  Transaction,  an Affiliate of CSIN,  which is organized in the  United  States of America  (the  "Agent"),  has acted as agent for CSIN.  The Agent is not a principal with respect to this Transaction and shall have no  responsibility  or liability to the parties as a principal with respect to this Transaction.

         Credit Suisse  International is authorised and regulated by the Financial  Services Authority and has entered into this  transaction  as  principal.  The time at which the above  transaction  was executed will be notified to Counterparty on request.

                                                 ADDITIONAL TERMS

-------------------------------------------------------------- ------------------------------------------
 Calculation Period up to but excluding the Period End Date                 Notional (USD):
   subject to adjustment in accordance with the Following
 Business Day Convention with respect to Floating Rate Payer
               Period End Dates occurring on:
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jun-07                                         466,545,000.00
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jul-07                                         455,133,494.61
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Aug-07                                         442,686,878.82
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Sep-07                                         429,460,243.40
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Oct-07                                         415,503,270.33
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Nov-07                                         400,870,852.63
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Dec-07                                         385,623,454.35
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jan-08                                         369,869,380.13
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Feb-08                                         353,681,891.67
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Mar-08                                         337,121,753.84
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Apr-08                                         320,593,377.96
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-May-08                                         305,166,709.86
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jun-08                                         290,730,213.30
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jul-08                                         277,180,753.02
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Aug-08                                         264,475,367.10
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Sep-08                                         252,551,805.10
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Oct-08                                         241,370,564.83
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Nov-08                                         230,940,833.74
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Dec-08                                         221,149,152.12
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jan-09                                         211,781,326.31
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Feb-09                                         202,862,119.33
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Mar-09                                         194,337,200.14
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Apr-09                                         186,192,352.07
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-May-09                                         178,407,602.98
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jun-09                                         170,963,232.97
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jul-09                                         163,813,661.45
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Aug-09                                         156,998,833.03
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Sep-09                                         150,472,055.62
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Oct-09                                         144,219,987.35
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Nov-09                                         138,231,367.04
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Dec-09                                         132,493,643.43
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jan-10                                         126,996,098.58
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Feb-10                                         121,726,781.61
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Mar-10                                         116,533,875.96
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Apr-10                                         111,378,225.42
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-May-10                                         106,428,063.57
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jun-10                                         101,778,715.48
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jul-10                                          97,313,849.73
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Aug-10                                          93,054,845.51
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Sep-10                                          88,978,350.60
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Oct-10                                          85,081,724.42
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Nov-10                                          81,351,214.35
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Dec-10                                          77,778,555.34
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jan-11                                          74,356,742.01
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Feb-11                                          71,079,128.47
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Mar-11                                          67,939,631.93
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Apr-11                                          64,935,918.25
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-May-11                                          62,058,201.70
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jun-11                                          59,300,398.68
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jul-11                                          56,657,274.87
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Aug-11                                          54,123,700.91
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Sep-11                                          51,694,938.33
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Oct-11                                          49,369,343.45
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Nov-11                                          47,140,211.75
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Dec-11                                          45,002,743.29
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Jan-12                                          42,952,827.10
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Feb-12                                          40,899,091.93
-------------------------------------------------------------- ------------------------------------------
-------------------------------------------------------------- ------------------------------------------
                          25-Mar-12                                          38,431,106.84
-------------------------------------------------------------- ------------------------------------------

Please  confirm that the foregoing  correctly  sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                                        Yours faithfully,

                                                        Credit Suisse International

                                                        By:_____________________________
                                                            Name:
                                                            Title:

Confirmed as of the date first written above:

Wells Fargo Bank,  N.A., not in its individual or corporate  capacity but solely as Supplemental  Interest
Trust  Trustee on behalf of the  Supplemental  Interest  Trust  created  under the Pooling  and  Servicing
Agreement for the Adjustable Rate Mortgage Trust 2007-2

By:________________________________
     Name:
     Title:

Our Reference No: External ID: 53229255N3 / Risk ID: 447812594

                                         Elections and Variables
                                    to the ISDA Credit Support Annex
                                        dated as of May 30, 2007
                                                 between

                                                                                   WELLS FARGO BANK, N.A., not in its individual or corporate capacity but solely
                     CREDIT SUISSE INTERNATIONAL                        and        as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest
                                                                                  Trust created under the Pooling and Servicing Agreement for the Adjustable Rate
                                                                                                               Mortgage Trust 2007-2
               _______________________________________                                               _________________________________________
                             ("Party A")                                                                            ("Party B")

Paragraph 13.

(a)      Security Interest for "Obligations".

         The term "Obligations" as used in this Annex includes the following additional obligations:

         With respect to Party A:   None.

         With respect to Party B:   None.

(b)      Credit Support Obligations.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A)      "Delivery Amount" has the meaning specified in Paragraph 3(a), except that:

                           (I)      the words  "upon a demand  made by the  Secured  Party on or promptly following a Valuation  Date" shall be deleted and  replaced  with the words "not later than the close of business on each Valuation Date";

                           (II)     the sentence  beginning "Unless otherwise  specified in Paragraph 13"
                                    and ending  "(ii) the Value as of that  Valuation  Date of all Posted
                                    Credit  Support held by the Secured  Party,"  shall be deleted in its entirety and replaced with the following:

                                    The  "Delivery  Amount"  applicable  to the Pledgor for any Valuation
                                    Date will equal the greatest of:

                                    (1)     the amount by which (a) the  Moody's  Credit  Support  Amount for such  Valuation  Date exceeds (b) the Moody's  Value,  as of such  Valuation  Date, of all Posted  Credit  Support held by the Secured Party, and

                                    (2)     the  amount by which (a) the S&P  Credit  Support  Amount for such  Valuation  Date  exceeds (b) the S&P Value,  as of such
                                            Valuation  Date,  of all Posted  Credit  Support  held by the
                                            Secured Party."; and

                           (III)    if, on any Valuation  Date, the Delivery Amount equals or exceeds the
                                    Pledgor's  Minimum Transfer Amount,  the Pledgor will transfer to the
                                    Secured  Party  sufficient  Eligible  Credit  Support to ensure that, immediately  following  such transfer,  the Delivery  Amount shall be zero.

                  (B)      "Return Amount" has the meaning specified in Paragraph 3(b), except that:

                           (I)      the sentence  beginning "Unless otherwise  specified in Paragraph 13"
                                    and ending "(ii) the Credit Support  Amount." shall be deleted in its entirety and replaced with the following:

                                    "The  "Return  Amount"  applicable  to  the  Secured  Party  for  any
                                    Valuation Date will equal the least of:

                                    (1)     the  amount  by  which  (a)  the  Moody's  Value,  as of such
                                            Valuation  Date,  of all Posted  Credit  Support  held by the
                                            Secured Party exceeds (b) the Moody's  Credit  Support Amount for such Valuation Date, and

                                    (2)     the amount by which (a) the S&P Value,  as of such  Valuation
                                            Date,  of all  Posted  Credit  Support  held  by the  Secured
                                            Party  exceeds  (b) the S&P  Credit  Support  Amount for such
                                            Valuation Date."; and

                           (II)     in no event  shall the Secured  Party be  required  to  transfer  any
                                    Posted Credit Support under Paragraph 3(b) if, immediately  following such transfer, the Delivery Amount would be greater than zero.
                  (C)      Paragraph  4(b) is  hereby  amended  by the  insertion  of the  words  "(i) in respect of a Transfer  pursuant to Paragraph 3(b),"  immediately prior to the words "if a demand  for" and the  insertion  of the words "; and (ii) in  respect  of a  Transfer pursuant to  Paragraph  3(a),  the  relevant  Transfer  will be made not later than the close of business on the Local Business Day following the Valuation  Date"  immediately prior to the period.

                  (D)      The term "Credit Support Amount" shall not apply.

                  (E)      Moody's Credit Support Amount means, for any Valuation Date:

                           (i)      if the Moody's  Threshold for such  Valuation Date is zero and either
                                    (a) a Moody's  Rating Event is not continuing or (b) a Moody's Rating
                                    Event  is  continuing  but  less  than 30 Local  Business  Days  have elapsed  since the last time that such  Moody's  Rating  Event  first occurred,  an amount in USD  equal to the  greater  of (1) the sum of
                                    (a)  the  Secured   Party's   Exposure  and  (b)  the  First  Trigger
                                    Collateral  Amount (as defined below) for each Transaction  hereunder and (2) zero;

                           (ii)     so long as a Moody's  Ratings  Event has occurred  and is  continuing and 30 or more Local  Business  Days have elapsed  since such Moody's
                                    Rating Event first  occurred,  an amount in USD equal to the greatest of (1)  the  sum of (a)  the  Secured  Party's  Exposure  and (b) the
                                    Second  Trigger   Collateral  Amount  (as  defined  below)  for  each
                                    Transaction  hereunder,  (2) an amount equal to the  Floating  Amount payable by Party A pursuant to each Transaction  hereunder in respect of the first  Floating Rate Payer Payment Date  scheduled to occur on or after such Valuation Date and (3) zero;

                  (F)      S&P Credit Support Amount means, for any Valuation Date:

                           (i)      if the S&P Threshold for such  Valuation  Date is zero and either (i)
                                    an S&P Ratings  Event is not  continuing or (ii) an S&P Ratings Event is  continuing  but such S&P Ratings  Event was not  continuing  when this Annex was  executed  and less than 10 Local  Business  Days have elapsed since such S&P Ratings Event first occurred,  an amount equal to the Secured Party's Exposure;

                           (ii)     if the S&P Threshold for such  Valuation  Date is zero and either (i)
                                    an S&P Ratings Event has occurred and is  continuing  and (ii) either such S&P Ratings  Event was  continuing  when this Annex was executed or 10 or more  Local  Business  Days  have  elapsed  since  such  S&P
                                    Ratings Event first occurred,  an amount equal to 125% of the Secured
                                    Party's Exposure; or

                           (iii)    if the S&P Threshold is infinity, zero.

                  (G)      Certain Definitions.

                  First Trigger  Collateral  Amount means,  in respect of each  Transaction  hereunder on any date,  an amount in USD equal to the Notional  Amount of such  Transaction  on such date  multiplied  by the  Applicable  Percentage  set forth in the  table in  Exhibit A hereto.

                  Moody's Value means, on any date and with respect to any Eligible  Collateral,  the bid price  obtained by the  Valuation  Agent,  the  multiplied  by the  applicable  Moody's
                  Valuation Percentage.

                  S&P Value  means,  on any date and with  respect to any  Eligible  Collateral,  the bid price  obtained  by the  Valuation  Agent,  or in the case of Cash the amount  thereof, multiplied by the applicable S&P Valuation Percentage.

                  Second Trigger  Collateral  Amount means, in respect of each  Transaction  hereunder on any date,  an amount in USD equal to the Notional  Amount of such  Transaction  on such date  multiplied by the  Applicable  Percentage  set forth in the  applicable  table in
                  Exhibit B hereto.

         (ii)     Eligible  Collateral.  On any date,  the  following  items will  qualify  as  "Eligible
                  Collateral" for  Party A:

                  (A)      Valuation Percentage S&P

                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                                                                                                                 S&P Collateralization      S&P Ratings
                                                           Instrument                                                    Event                 Event
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------

                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  (i)      Cash                                                                                           100%                  80%
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------

                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                   (ii)    Coupon-bearing  negotiable debt  obligations  issued after 18 July 1984 by the U.S.           98.0%                 78.4%
                           Treasury Department having a residual maturity on such date of less than 5 years
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------

                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------
                  (iii)    Coupon-bearing  negotiable debt  obligations  issued after 18 July 1984 by the U.S.           92.6%                 74.1%
                           Treasury  Department  having a residual  maturity  on such date equal to or greater than 5 years but less than or equal to 10 years
                  --------------------------------------------------------------------------------------------- ------------------------- -----------------

                  S&P Valuation  Percentage  means,  with respect to a Valuation Date and each instrument in the above table (i) so long as the S&P  Threshold  for such  Valuation  Date is zero and either (A) an S&P Ratings  Event is not  continuing  or (B) an S&P Ratings Event is continuing  but less than 10 Local  Business  Days have elapsed  since such S&P Ratings
                  Event first occurred,  the  corresponding  percentage for such instrument in the column headed  "S&P  Collateralization  Event" or (ii) so long as the S&P  Threshold  for such
                  Valuation  Date is zero (A) an S&P Ratings  Event has  occurred and is  continuing  and
                  (B) at least 10 Local  Business  Days have elapsed  since such S&P Ratings  Event first occurred, the corresponding percentage in the column headed "S&P Ratings Event."

                  (B)      Valuation Percentage Moody's

                                           Moody's     Collateralization     Event     Moody's     Rating
         Event
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                             INTRUMENT                       Daily                   Weekly                Daily                 Weekly
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                         U.S. Dollar Cash                     100%                    100%                 100%                   100%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------------------------------------------------------- ---------------------- ---------------------
                    Fixed-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department with Remaining Maturity
                  -------------------------------------------------------------------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                              <1 Year                         100%                    100%                 100%                   100%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                           1 to 2 years                       100%                    100%                  99%                   99%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                           2 to 3 years                       100%                    100%                  98%                   98%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                           3 to 5 years                       100%                    100%                  97%                   97%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                           5 to 7 years                       100%                    100%                  96%                   95%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                           7 to 10 years                      100%                    100%                  94%                   94%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                          10 to 20 years                      100%                    100%                  90%                   89%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                        More than 20 years                    100%                    100%                  88%                   87%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                  -------------------------------------------------------------------------------- ---------------------- ---------------------
                   Floating-Rate Negotiable treasury Debt Issued by the U.S. Treasury Department
                  -------------------------------------------------------------------------------- ---------------------- ---------------------
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------
                          All Maturities                      100%                    100%                  99%                   99%
                  -------------------------------- --------------------------- ------------------- ---------------------- ---------------------

                  Moody's  Valuation  Percentage  means,  with  respect  to a  Valuation  Date  and  each instrument in the above table (i) so long as the Moody's  Threshold for such  Valuation
                  Date is zero  and  either  (A) a  Moody's  Ratings  Event  is not  continuing  or (B) a
                  Moody's  Ratings Event is continuing  but less than 30 Local Business Days have elapsed since such Moody's  Ratings Event first  occurred,  the  corresponding  percentage  for such  instrument  in the column  headed  "Moody's  Collateralization  Event" or (ii) so long as (A) a Moody's  Ratings  Event has occurred and is  continuing  and (B) at least
                  30 Local  Business Days have elapsed since such Moody's  Ratings Event first  occurred, the corresponding percentage in the column headed "Moody's Ratings Event."

         (iii)    Other Eligible Support.  None.

         (iv)     Thresholds.

                  (A)      "Independent Amount" means with respect to Party A:  Not applicable.

                           "Independent Amount" means with respect to Party B:  Not applicable.

                  (B)      "Moody's  Threshold"  means:  with respect to Party A and any Valuation  Date, if (I) a Moody's  Collateralization  Event has occurred and is continuing  and such  Collateralization  Event  has  been  continuing  for at  least  30 Local
                           Business  Days or since this Annex was  executed or (II) if a Moody's  Ratings
                           Event has occurred and is continuing  and 30 or more Local  Business Days have elapsed since such Moody's  Ratings  Event first  occurred,  zero;  otherwise, infinity.

                           "S&P  Threshold"  means,  with respect to Party A and any  Valuation  Date, if
                           (I) an S&P  Collateralization  Event has occurred and is  continuing  and such
                           Collateralization  Event has been  continuing  for at least 10 Local  Business
                           Days or since  this Annex was  executed  or (II) if (x) an S&P  Ratings  Event has  occurred  and is  continuing  and (y) either such S&P  Ratings  Event was continuing  when this Annex was  executed  or 10 or more Local  Business  Days have elapsed since such S&P Ratings  Event first  occurred,  zero;  otherwise, infinity.

                  (C)      "Minimum  Transfer  Amount"  means USD  100,000  with  respect  to Party A and
                            Party B;  provided,  however,  that if the  aggregate  Certificate  Principal
                            Balance of  Certificates  rated by S&P ceases to be more than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

                  (D)      Rounding.  The  Delivery  Amount  will be rounded up to the  nearest  integral multiple  of USD  10,000.  The  Return  Amount  will  be  rounded  down to the nearest integral multiple of USD 1,000.

(c)      Valuation and Timing.

         (i)      "Valuation  Agent"  means Party A.  Calculations  by Party A will be made by  reference to commonly accepted market sources.

         (ii)     "Valuation Date" means,

                  (A)      in the event that a  Collateralization  Event  other an S&P  Collateralization
                           Event has  occurred  and is  continuing,  each Local  Business  Day which,  if treated as a Valuation  Date,  would  result in a Delivery  Amount or a Return
                           Amount; and

                  (B)      in the event  that only an S&P  Collateralization  Event has  occurred  and is continuing,  or a  Ratings  Event has  occurred  and is  continuing,  the last
                           Local Business Day of each calendar week.

         (iii)    "Valuation  Time"  means the close of business  in the city of the  Valuation  Agent on the  Local  Business  Day  before  the  Valuation  Date  or  date  of  calculation,  as applicable,  provided  that the  calculations  of Value and Exposure will be made as of approximately the same time on the same date.

         (iv)     "Notification Time" means 4:00 p.m., London time, on a Local Business Day.

(d)      Conditions Precedent and Secured Party's Rights and Remedies.

         No events shall constitute a "Specified Condition."

(e)      Substitution.

         (i)      "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

         (ii)     Consent.   The  Pledgor  must  obtain  the  Secured   Party's   prior  consent  to  any
                  substitution  pursuant to Paragraph  4(d) and shall give to the Secured  Party not less than two (2)  Local  Business  Days'  notice  thereof  specifying  the  items of Posted
                  Credit Support intended for substitution.

(f)      Dispute Resolution.

         (i)      "Resolution Time" means 4:00 p.m. London time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

         (ii)     Value.  For the  purpose of  Paragraphs  5(i)(C) and 5(ii),  on any date,  the Value of
                  Eligible Collateral and Posted Collateral will be calculated as follows:

                  (A)      with respect to any Cash; the amount thereof; and

                  (B)      with  respect to any Eligible  Collateral  comprising  securities;  the sum of
                           (a)(x) the last bid price on such date for such  securities  on the  principal national securities  exchange on which such securities are listed,  multiplied by the applicable  Valuation  Percentage or (y) where any such  securities are not  listed  on a  national  securities  exchange,  the  bid  price  for  such securities  quoted as at the close of business  on such date by any  principal market maker for such  securities  chosen by the Valuation  Agent,  multiplied by the applicable  Valuation  Percentage or (z) if no such bid price is listed or quoted  for such  date,  the last bid price  listed or quoted  (as the case may be),  as of the day next  preceding  such date on which such  prices  were available;  multiplied by the applicable  Valuation  Percentage;  plus (b) the accrued  interest on such securities  (except to the extent that such interest shall  have  been  paid to the  Pledgor  pursuant  to  Paragraph  6(d)(ii)  or included in the  applicable  price referred to in  subparagraph  (a) above) as of such date.

         (iii)    Alternative.  The  provisions of Paragraph 5 will apply  provided the obligation of the appropriate  party to deliver the  undisputed  amount to the other party will not arise prior to the time that would  otherwise  have applied to the  Transfer  pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)      Holding and Using Posted Collateral.

         (i)      Eligibility to Hold Posted Collateral; Custodians:

                  The  Supplemental  Interest  Trust  Trustee (as defined in the PSA) will be entitled to hold Posted  Collateral  pursuant to Paragraph  6(b).  If at any time the  Supplemental
                  Interest  Trust Trustee does not have a short-term  unsecured and  unsubordinated  debt rating of "A-1" from S&P,  the Trustee  must be replaced as custodian by an entity with a short-term unsecured and unsubordinated debt rating of "A-1" from S&P.

         (ii)     Use of  Posted  Collateral.  The  provisions  of  Paragraph  6(c)(i)  will not apply to
                  Party B.  Therefore,  Party B will not have any of the rights  specified  in  Paragraph
                  6(c)(i).

(h)      Distributions and Interest Amount.

         (i)      Interest  Rate.  The "Interest  Rate" will be the  annualized  rate of return  actually achieved on Posted Collateral in the form of Cash during the relevant Interest Period.

         (ii)     Transfer of Interest  Amount.  The Transfer of the Interest  Amount will be made on any
                  Local  Business Day on which Posted  Collateral in the form of Cash is  Transferred  to the Pledgor  pursuant to Paragraph  3(b),  provided that such Interest  Amount has been received prior thereto.

         (iii)    Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)      Additional Representation(s).

         There are no additional representations by either party.

(j)      Demands and Notices.

         All demands,  specifications  and notices  under this Annex will be made pursuant to the Notices
         Section of this Agreement, save that any demand, specification or notice:

         (i)  shall be given to or made at the following addresses:

         If to Party A:

                  Address: One Cabot Square
                                    London E14 4QJ
                                    England

                  Telephone:        44 20 7888 3083
                  Facsimile:        44 20 7883 7987
                  Attention:        Collateral Management Unit

         If to Party B:

                  As set forth in Part 4(a) of the Schedule;

         or at such  other  address  as the  relevant  party  may from time to time  designate  by giving notice (in accordance with the terms of this paragraph)  to the other party;

         (ii)     shall  (unless  otherwise  stated in this Annex) be deemed to be  effective at the time such notice is actually  received  unless such notice is received on a day which is not a Local  Business  Day or after  the  Notification  Time on any Local  Business  Day in
                  which event such notice shall be deemed to be effective  on the next  succeeding  Local
                  Business Day.

(k)      Address for Transfers.

         Party A:  To be notified to Party B by Party A at the time of the request for the Transfer.

         Party B: To be notified to Party A by Party B at the time of the request for the Transfer.

(l)      Other Provisions.

         (i)      Additional Definitions

                  As used in this Annex:

                  "Equivalent  Collateral"  means,  with  respect  to any  security  constituting  Posted
                  Collateral,  a security of the same issuer and, as applicable,  representing  or having the same class,  series,  maturity,  interest  rate,  principal  amount or  liquidation value and such other  provisions  as are  necessary  for that security and the security constituting  Posted  Collateral  to be  treated as  equivalent  in the market for such securities;

                  "Local  Business  Day"  means:  (i) any day on  which  commercial  banks  are  open for business  (including  dealings in foreign  exchange and foreign  currency  deposits) in
                  London, and (ii) in relation to a Transfer of Eligible  Collateral,  a day on which the clearance  system  agreed  between the parties for the delivery of Eligible  Collateral is open for  acceptance and execution of settlement  instructions  (or in the case of a
                  Transfer of Cash or other Eligible  Collateral for which  delivery is  contemplated  by other  means,  a day on  which  commercial  banks  are  open  for  business  (including dealings  for foreign  exchange  and foreign  currency  deposits)  in New York and such other places as the parties shall agree); and

                  "transaction-specific  hedges" has the  meaning  given to such term in  "Framework  for
                  De-linking  Hedge   Counterparty   Risks  from  Global   Structured   Finance  Cashflow
                  Transactions  Moody's  Methodology"  published by Moody's  Investors  Service and dated
                  May 25, 2006.

         (ii)     Events of Default

                  Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

                  "For the purposes of Section  5(a)(iii)(1) of this Agreement,  an Event of Default will exist with  respect to a party if that party  fails (or fails to cause its  Custodian)
                   to make,  when due, any Transfer of Posted Credit Support or the Interest  Amount,  as
                   applicable,  required  to be made  by it and  that  failure  continues  for two  Local
                   Business  Days after the notice of that  failure is given to that  party,  except that
                   (A) if such failure would  constitute an  Additional  Termination  Event under another provision of this  Agreement and (B) no more than 30 Local  Business Days have elapsed since the last time that no Moody's  Rating  Event has  occurred  and was  continuing, then  such  failure  shall  be an  Additional  Termination  Event  and not an Event of
                   Default".
..
         (iii)    Return of Fungible Securities

                  In lieu of returning to the Pledgor  pursuant to Paragraphs  3(b), 4(d), 5 and 8(d) any
                  Posted  Collateral  comprising  securities  the  Secured  Party may  return  Equivalent
                  Collateral.

         (iv)     Covenants of the Pledgor

                  So long as the  Agreement  is in effect,  the Pledgor  covenants  that it will keep the
                  Posted  Collateral free from all security  interests or other  encumbrances  created by
                  the  Pledgor,   except  the  security  interest  created  hereunder  and  any  security interests  or other  encumbrances  created  by the  Secured  Party;  and will not sell, transfer,  assign,  deliver or  otherwise  dispose of, or grant any option with respect to any Posted Collateral or any interest therein,  or create,  incur or permit to exist any pledge, lien, mortgage,  hypothecation,  security interest,  charge,  option or any other  encumbrance  with  respect to any Posted  Collateral  or any  interest  therein, without the prior written consent of the Secured Party.

         (v)      No Counterclaim

                  A party's  rights to  demand  and  receive  the  Transfer  of  Eligible  Collateral  as provided  hereunder and its rights as Secured  Party  against the Posted  Collateral or otherwise  shall be absolute  and subject to no  counterclaim,  set-off,  deduction  or defense  in favor of the  Pledgor  except as  contemplated  in  Sections 2 and 6 of the
                  Agreement and Paragraph 8 of this Annex.

         (vi)     Holding Collateral

                  The Secured  Party shall cause any Custodian  appointed  hereunder to open and maintain a segregated  account (which shall be an Eligible  Account,  as defined in the PSA) and to hold,  record and  identify all the Posted  Collateral  in such  segregated  account and,  subject to  Paragraph  8(a),  such  Posted  Collateral  shall at all times be and remain the  property of the Pledgor and shall at no time  constitute  the  property of, or be commingled with the property of, the Secured Party or the Custodian.

         (vii)    Security and Performance

                  Eligible  Collateral   Transferred  to  the  Secured  Party  constitutes  security  and performance  assurance  without which the Secured Party would not otherwise  enter into and continue any and all Transactions.

         (viii)   Agreement as to Single Secured Party and Pledgor

                  Party  A and  Party B agree  that,  notwithstanding  anything  to the  contrary  in the recital to this Annex,  Paragraph  1(b),  Paragraph 2 or the  definitions  in Paragraph
                  12,  (a) the term  "Secured  Party" as used in this  Annex  means only Party B, (b) the term  "Pledgor"  as used in this  Annex  means only Party A, (c) only Party A makes the pledge  and  grant  in  Paragraph  2,  the  acknowledgment  in the  final  sentence  of
                  Paragraph  8(a) and the  representations  in  Paragraph  9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.

         (ix)     External Verification of Mark-to-Market Valuations.

                  On each Valuation Date occurring  while an S&P  Collateralization  Event is continuing,
                  Party  A shall  provide  to S&P not  later  than  the  Notification  Time on the  Local
                  Business Day following  such Valuation  Date its  calculations  of Exposure and the S&P
                  Value of any  Eligible  Credit  Support or Posted  Credit  Support  for that  Valuation
                  Date.  Every  month  after  the  unsecured,   unguaranteed  and  otherwise  unsupported
                  long-term  debt  obligations  of each  Relevant  Entity  are rated  below  BBB+ by S&P, unless otherwise  agreed in writing with S&P, Party A will verify its  determination of
                  Exposure of the  Transaction  and any Posted Credit  Support on the next Valuation Date by seeking quotations from two (2) Reference  Market-makers for their  determination of
                  Exposure of the  Transaction on such  Valuation  Date and the Valuation  Agent will use the  greater of either (a) its own  determination  or (b) the highest  quotation  for a
                  Reference  Market-maker,  if applicable,  for the next Valuation Date;  provided,  that this  Paragraph  13(l)(ix)  shall  only  apply  to the  extent  that  the  Certificates outstanding  at such time (as defined in the PSA) are rated  higher by S&P than the S&P
                  L-T Rating of Party A; and provided  further,  that Party A shall not seek verification
                  of  its   determination  of  Exposure  as  described  above  from  the  same  Reference
                  Market-maker  more than four times in any  twelve-month  period.  Party A shall provide to S&P copies of such verification details.

         (x)      Expenses.

                  Notwithstanding  Paragraph  10(a),  the  Pledgor  will be  responsible  for,  and  will reimburse  the Secured  Party for,  all  transfer  costs  involved  in the  Transfer of
                  Eligible  Collateral  from the Pledgor to the Secured  Party (or any agent or custodian for  safekeeping  of the  Secured  Party)  or from the  Secured  Party (or any agent or custodian for  safekeeping of the Secured Party ) to the Pledgor  pursuant to paragraph
                  4(d).

         (xi)     Supplemental Interest Trust Trustee Capacity.

                  It is expressly  understood  and agreed by the parties  hereto that (i) this  Agreement is executed and delivered by Wells Fargo Bank,  N.A. (the  Supplemental  Interest Trust
                  Trustee)  not in its  individual  or  corporate  capacity  but  solely as  Supplemental
                  Interest Trust Trustee on behalf of the  Supplemental  Interest Trust created under the
                  Pooling and Servicing  Agreement  for the  Adjustable  Rate Mortgage  Trust 2007-2 (the
                  Trust),  in the exercise of the powers and  authority  conferred and vested in it under the PSA, (ii) each of the  representations,  undertakings and agreements herein made on the  part  of  the  Trust  is  made  and  intended  not  as  personal  representations, undertakings  and  agreements by the  Supplemental  Interest  Trust Trustee but is made and  intended  for the  purpose  of  binding  only  the  Trust,  (iii)  nothing  herein
                  contained   shall  be  construed  as  creating  any   liability  on  the  part  of  the
                  Supplemental  Interest  Trust  Trustee,  individually  or  personally,  to perform  any covenant either  expressed or implied  contained  herein,  all such liability,  if any, being  expressly  waived by the parties  hereto and by any Person  claiming by, through or under the  parties  hereto and (iv) under no  circumstances  shall the  Supplemental
                  Interest  Trust Trustee be  personally  liable for the payment of any  indebtedness  or expenses  of the  Trust or be  liable  for the  breach or  failure  of any  obligation, representation,  warranty  or  covenant  made or  undertaken  by the Trust  under  this
                  Agreement  or any other  related  documents  as to all of which  recourse  shall be had solely to the assets of the Trust in accordance with the terms of the PSA.

(m)  If the  Supplemental  Interest  Trust  Trustee  shall  deliver  to the Swap  Counterparty  the notice contemplated  by Paragraph 7(i) of the Credit Support Annex,  in accordance  with Section 4(g) of the
     PSA, it is  expressly  understood  and agreed that the  Supplemental  Interest  Trust  Trustee is not responsible for determining either the amount or the timing of any such Transfer,  and is entitled to rely on the Valuation  notice of the amount and timing of any such Transfer (as provided to it by the
     Valuation Agent, without any indepdent duty of inquiry.

                                                                             WELLS FARGO BANK, N.A., not in its individual or corporate capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental
                                                                             Interest Trust created under the Pooling and Servicing Agreement for the
                      CREDIT SUISSE INTERNATIONAL                                             Adjustable Rate Mortgage Trust 2007-2

By: ________________________________________________                      By:__________________________________________________
Name:                                                                     Name:
Title:                                                                    Title:

By: ________________________________________________
Name:
Title:

                                                EXHIBIT A

                         FIRST TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

         For Transactions that are swaps, caps, floors and transaction-specific hedges:

--------------------------------- ------------------------------------------------------------- -------------------------------------------------------------
Weighted Average Life of Hedge                      [Single Currency] Hedges                                          Currency Hedges
            in Years
--------------------------------- ------------------------------------------------------------- -------------------------------------------------------------
--------------------------------- ---------------------------------------------------------------------------------------------------------------------------
                                                                                       Valuation Dates:
--------------------------------- ---------------------------------------------------------------------------------------------------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
                                              Daily                         Weekly                          Daily                         Weekly
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
1 year or less                                0.15%                          0.25%                          1.10%                          2.20%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
2 years or less but more than 1               0.30%                          0.50%                          1.20%                          2.40%
year
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
3 years or less but more than 2               0.40%                          0.70%                          1.30%                          2.60%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
4 years or less but more than 3               0.60%                          1.00%                          1.40%                          2.80%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
5 years or less but more than 4               0.70%                          1.20%                          1.50%                          2.90%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
6 years or less but more than 5               0.80%                          1.40%                          1.60%                          3.10%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
7 years or less but more than 6               1.00%                          1.60%                          1.60%                          3.30%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
8 years or less but more than 7               1.10%                          1.80%                          1.70%                          3.40%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
9 years or less but more than 8               1.20%                          2.00%                          1.80%                          3.60%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
10 years or less but more than                1.30%                          2.20%                          1.90%                          3.80%
9 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
11 years or less but more than                1.40%                          2.30%                          1.90%                          3.90%
10 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
12 years or less but more than                1.50%                          2.50%                          2.00%                          4.00%
11 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
13 years or less but more than                1.60%                          2.70%                          2.10%                          4.10%
12 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
14 years or less but more than                1.70%                          2.80%                          2.10%                          4.30%
13 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
15 years or less but more than                1.80%                          3.00%                          2.20%                          4.40%
14 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
16 years or less but more than                1.90%                          3.20%                          2.30%                          4.50%
15 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
17 years or less but more than                2.00%                          3.30%                          2.30%                          4.60%
16 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
18 years or less but more than                2.00%                          3.50%                          2.40%                          4.80%
17 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
19 years or less but more than                2.00%                          3.60%                          2.40%                          4.90%
18 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
20 years or less but more than                2.00%                          3.70%                          2.50%                          5.00%
19 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
21 years or less but more than                2.00%                          3.90%                          2.50%                          5.00%
20 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
22 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
21 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
23 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
22 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
24 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
23 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
25 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
24 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
26 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
25 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
27 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
26 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
28 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
27 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
29 years or less but more than                2.00%                          4.00%                          2.50%                          5.00%
28 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
More than 29 years                            2.00%                          4.00%                          2.50%                          5.00%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------

                                                EXHIBIT B

                         SECOND TRIGGER COLLATERAL AMOUNT APPLICABLE PERCENTAGES

         For Transactions that are swaps (excludes caps, floors and transaction-specific hedges):

--------------------------------- ------------------------------------------------------------- -------------------------------------------------------------
Weighted Average Life of Hedge                      [Single Currency] Swaps                                            Currency Swaps
            in Years
--------------------------------- ------------------------------------------------------------- -------------------------------------------------------------
--------------------------------- ---------------------------------------------------------------------------------------------------------------------------
                                                                                       Valuation Dates:
--------------------------------- ---------------------------------------------------------------------------------------------------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
                                              Daily                         Weekly                          Daily                         Weekly
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
1 year or less                                0.50%                          0.60%                          6.10%                          7.25%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
2 years or less but more than 1               1.00%                          1.20%                          6.30%                          7.50%
year
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
3 years or less but more than 2               1.50%                          1.70%                          6.40%                          7.70%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
4 years or less but more than 3               1.90%                          2.30%                          6.60%                          8.00%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
5 years or less but more than 4               2.40%                          2.80%                          6.70%                          8.20%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
6 years or less but more than 5               2.80%                          3.30%                          6.80%                          8.40%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
7 years or less but more than 6               3.20%                          3.80%                          7.00%                          8.60%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
8 years or less but more than 7               3.60%                          4.30%                          7.10%                          8.80%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
9 years or less but more than 8               4.00%                          4.80%                          7.20%                          9.00%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
10 years or less but more than                4.40%                          5.30%                          7.30%                          9.20%
9 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
11 years or less but more than                4.70%                          5.60%                          7.40%                          9.30%
10 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
12 years or less but more than                5.00%                          6.00%                          7.50%                          9.50%
11 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
13 years or less but more than                5.40%                          6.40%                          7.60%                          9.70%
12 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
14 years or less but more than                5.70%                          6.80%                          7.70%                          9.80%
13 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
15 years or less but more than                6.00%                          7.20%                          7.80%                         10.00%
14 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
16 years or less but more than                6.30%                          7.60%                          7.90%                         10.00%
15 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
17 years or less but more than                6.60%                          7.90%                          8.00%                         10.00%
16 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
18 years or less but more than                6.90%                          8.30%                          8.10%                         10.00%
17 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
19 years or less but more than                7.20%                          8.60%                          8.20%                         10.00%
18 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
20 years or less but more than                7.50%                          9.00%                          8.20%                         10.00%
19 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
21 years or less but more than                7.80%                          9.00%                          8.30%                         10.00%
20 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
22 years or less but more than                8.00%                          9.00%                          8.40%                         10.00%
21 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
23 years or less but more than                8.00%                          9.00%                          8.50%                         10.00%
22 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
24 years or less but more than                8.00%                          9.00%                          8.60%                         10.00%
23 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
25 years or less but more than                8.00%                          9.00%                          8.60%                         10.00%
24 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
26 years or less but more than                8.00%                          9.00%                          8.70%                         10.00%
25 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
27 years or less but more than                8.00%                          9.00%                          8.80%                         10.00%
26 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
28 years or less but more than                8.00%                          9.00%                          8.80%                         10.00%
27 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
29 years or less but more than                8.00%                          9.00%                          8.90%                         10.00%
28 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
More than 29 years                            8.00%                          9.00%                          9.00%                         10.00%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------

         For Transactions that are caps, floors, swaptions and transaction-specific hedges:

--------------------------------- ------------------------------------------------------------- -------------------------------------------------------------
Weighted Average Life of Hedge                      [Single Currency] Hedges                                          Currency Hedges
            in Years
--------------------------------- ------------------------------------------------------------- -------------------------------------------------------------
--------------------------------- ---------------------------------------------------------------------------------------------------------------------------
                                                                                       Valuation Dates:
--------------------------------- ---------------------------------------------------------------------------------------------------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
                                              Daily                         Weekly                          Daily                         Weekly
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
1 year or less                                0.65%                          0.75%                          6.30%                          7.40%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
1 year or less                                0.65%                          0.75%                          6.30%                          7.40%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
2 years or less but more than 1               1.30%                          1.50%                          6.60%                          7.80%
year
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
3 years or less but more than 2               1.90%                          2.20%                          6.90%                          8.20%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
4 years or less but more than 3               2.50%                          2.90%                          7.10%                          8.50%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
5 years or less but more than 4               3.10%                          3.60%                          7.40%                          8.90%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
6 years or less but more than 5               3.60%                          4.20%                          7.70%                          9.20%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
7 years or less but more than 6               4.20%                          4.80%                          7.90%                          9.60%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
8 years or less but more than 7               4.70%                          5.40%                          8.20%                          9.90%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
9 years or less but more than 8               5.20%                          6.00%                          8.40%                         10.20%
years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
10 years or less but more than                5.70%                          6.60%                          8.60%                         10.50%
9 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
11 years or less but more than                6.10%                          7.00%                          8.80%                         10.70%
10 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
12 years or less but more than                6.50%                          7.50%                          9.00%                         11.00%
11 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
13 years or less but more than                7.00%                          8.00%                          9.20%                         11.30%
12 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
14 years or less but more than                7.40%                          8.50%                          9.40%                         11.50%
13 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
15 years or less but more than                7.80%                          9.00%                          9.60%                         11.80%
14 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
16 years or less but more than                8.20%                          9.50%                          9.80%                         12.00%
15 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
17 years or less but more than                8.60%                          9.90%                         10.00%                         12.00%
16 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
18 years or less but more than                9.00%                         10.40%                         10.10%                         12.00%
17 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
19 years or less but more than                9.40%                         10.80%                         10.30%                         12.00%
18 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
20 years or less but more than                9.70%                         11.00%                         10.50%                         12.00%
19 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
21 years or less but more than               10.00%                         11.00%                         10.70%                         12.00%
20 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
22 years or less but more than               10.00%                         11.00%                         10.80%                         12.00%
21 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
23 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
22 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
24 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
23 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
25 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
24 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
26 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
25 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
27 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
26 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
28 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
27 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
29 years or less but more than               10.00%                         11.00%                         11.00%                         12.00%
28 years
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------
More than 29 years                           10.00%                         11.00%                         11.00%                         12.00%
--------------------------------- ------------------------------ ------------------------------ ------------------------------ ------------------------------

A&O Draft: June 13, 2007
                                          Facsimile Cover Sheet

To:                                 Wells Fargo Bank,  N.A., not in its  individual or corporate  capacity but
                                    solely  as   Supplemental   Interest   Trust  Trustee  on  behalf  of  the
                                    Supplemental  Interest  Trust  created  under the  Pooling  and  Servicing
                                    Agreement for the Adjustable Rate Mortgage Trust 2007-2

Attention:                          Heakyung Chung, CSIN Marketer

Fax number:                         To be hand delivered by Heakyung Chung

Date:                               30 May 2007

Pages (including cover page):               5

Our Reference No: External ID: 53229255NOV / Risk ID: 447812594

Credit Suisse  International  has entered into a transaction with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified  therein,  please arrange for the  Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products:                                                   For Equity Derivatives:
Telephone Numbers: (212) 538-9370                                             Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 325-5119
Facsimile number: (917) 326-8603                                              Facsimile number: (212) 325-8173
Email: list.otc-inc-accept-ny@credit-suisse.com
For Credit Derivatives:
Telephone Numbers: (212) 538-9370
Facsimile number: (917) 326-8603
Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

CONFIDENTIALITY  NOTICE:  This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain  information which is privileged and  confidential.  If the reader of this message is not the intended  recipient or an employee or agent  responsible  for delivering the message to the intended  recipient,  you are hereby notified that any dissemination,  distribution or copying of this communication is strictly  prohibited.  If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

CREDIT SUISSE INTERNATIONAL

One Cabot Square,            Telephone 020 7888 8888
London E14 4QJ              www.credit-suisse.com

                                          Novation Confirmation

Date:    30 May 2007

To:      Wells Fargo Bank,  N.A.,  not in its  individual  or corporate  capacity  but solely as  Supplemental
         Interest  Trust Trustee on behalf of the  Supplemental  Interest  Trust created under the Pooling and
         Servicing Agreement for the Adjustable Rate Mortgage Trust 2007-2

To:      Credit Suisse Management LLC

From:    Credit Suisse International ("CSIN")

Re:      Novation Transaction

External ID: 53229255NOV
______________________________________________________________________________

Dear Sir/Madam:

         The purpose of this letter is to confirm the terms and  conditions  of the  Novation  Transaction entered into between the parties and  effective  from the Novation  Date  specified  below.  This Novation
Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

         1.       The  definitions  and provisions  contained in the 2004 ISDA Novation  Definitions  (the
"Definitions")  and the terms and  provisions of the 2000 ISDA  definitions  (the "Product  Definitions"), each as published by the International  Swaps and Derivatives  Association,  Inc. and amended from time to time, are incorporated in this Novation  Confirmation.  In the event of any inconsistency  between (i) the
Definitions,  (ii) the  Product  Definitions  and/or  (iii)  the  Novation  Agreement  and  this  Novation
Confirmation,  this  Novation  Confirmation  will govern.  In the event of any  inconsistency  between the
Novation  Confirmation and the New  Confirmation,  the New Confirmation will govern for the purpose of the
New Transaction.

         2.       The terms of the Novation  Transaction to which this Novation  Confirmation  relates are as follows:

              Novation Date:                                                    30 May 2007

              Novated Amount:                                                   USD   466,545,000.00,   subject  to  amortization  as  set  out  in  the
                                                                                Additional Terms

              Transferor:                                                       Credit Suisse Management LLC

              Transferee:                                                       Wells Fargo Bank,  N.A.,  not in its  individual or corporate  capacity but  solely as  Supplemental  Interest  Trust  Trustee on behalf of the
                                                                                Supplemental  Interest  Trust  created  under the Pooling and Servicing
                                                                                Agreement for the Adjustable Rate Mortgage Trust 2007-2

              Remaining Party:                                                  CSIN

              New Agreement (between Transferee and Remaining Party):           1992 ISDA Master Agreement dated as of
                                                                                30 May 2007

         3.       The terms of the Old  Transaction  to which  this  Novation  Confirmation  relates,  for identification purposes, are as follows:

              Trade Date of Old Transaction:                                                         21 May 2007
              Effective Date of Old Transaction:                                                     30 May 2007
              Termination Date of Old Transaction:                                                   25 March 2012

         4.       The terms of the New  Transaction to which this Novation  Confirmation  relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

              Full First Calculation Period:                                                      Applicable

         5.       Miscellaneous Provisions:

              Non-Reliance:                                                                       Applicable

For the purpose of facilitating this  Transaction,  an Affiliate of CSIN, which is organized in the United
States of America (the  "Agent"),  has acted as agent for CSIN.  The Agent is not a principal with respect to this  Transaction  and shall have no  responsibility  or liability  to the parties as a principal  with respect to this Transaction.

Credit Suisse  International  is authorized  and  regulated by the  Financial  Services  Authority and has entered into this  transaction  as principal.  The time at which the above  transaction  was executed will be notified to the parties on request.

The parties  confirm their  acceptance to be bound by this Novation  Confirmation  as of the Novation Date by  executing  a copy of this  Novation  Confirmation  and  returning  it to us.  The  Transferor,  by its execution of a copy of this Novation  Confirmation,  agrees to the terms of the Novation  Confirmation  as it  relates  to the  Old  Transaction.  The  Transferee,  by its  execution  of a copy  of  this  Novation
Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.

Credit Suisse International

By: ________________________________
     Name:
     Title:

Credit Suisse Management LLC

By: ________________________________
     Name:
     Title:

Wells Fargo Bank,  N.A., not in its individual or corporate  capacity but solely as Supplemental  Interest
Trust  Trustee on behalf of the  Supplemental  Interest  Trust  created  under the Pooling  and  Servicing
Agreement for the Adjustable Rate Mortgage Trust 2007-2

By:________________________________
     Name:
     Title:

Our Reference No: External ID: 53229255NOV / Risk ID: 447812594

                                                EXHIBIT A

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.